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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number        811-09911
Hussman Investment Trust

(Exact name of registrant as specified in charter)
5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)
John F. Splain
Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

  (Name and address of agent for service)
Registrant's telephone number, including area code:  (513) 587-3400
Date of fiscal year end:  June 30, 2014
Date of reporting period:  June 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND
HUSSMAN STRATEGIC TOTAL RETURN FUND
HUSSMAN STRATEGIC INTERNATIONAL FUND
HUSSMAN STRATEGIC DIVIDEND VALUE FUND

ANNUAL REPORT
June 30, 2014

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	21
Schedules of Investments
Hussman Strategic Growth Fund	24
Hussman Strategic Total Return Fund	31
Hussman Strategic International Fund	34
Hussman Strategic Dividend Value Fund	41
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	50
Hussman Strategic Total Return Fund	51
Hussman Strategic International Fund	52
Hussman Strategic Dividend Value Fund	53
Financial Highlights
Hussman Strategic Growth Fund	54
Hussman Strategic Total Return Fund	55
Hussman Strategic International Fund	56
Hussman Strategic Dividend Value Fund	57
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	85
About Your Funds' Expenses	86
Board of Trustees and Officers	89
Federal Tax Information	90
Other Information	91
Approval of Investment Advisory Agreements	92

HUSSMAN STRATEGIC GROWTH FUND
Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor's 500 Index and the Russell 2000 Index(a) (Unaudited)
Average Annual Total Returns For Periods Ended June 30, 2014
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(6.11%)	(6.50%)	(4.96%)	(1.43%)	3.68%
S&P 500 Index	24.61%	16.58%	18.83%	7.78%	4.11%
Russell 2000 Index	23.64%	14.57%	20.21%	8.70%	7.65%
(a)
Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2014 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.07% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2013 prospectus was 1.14%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND
Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)
Average Annual Total Returns For Periods Ended June 30, 2014
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	6.19%	0.68%	2.57%	5.20%	5.45%
Barclays U.S. Aggregate Bond Index	4.37%	3.66%	4.85%	4.93%	4.76%
(a)	The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2014 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.63% annually of the Fund's average daily net assets. The gross annual expense ratio as disclosed in the November 1, 2013 prospectus was 0.68%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND
Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2014
	1 Year	3 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	2.36%	(1.12%)	0.69%
MSCI EAFE Index	23.57%	8.10%	8.25%

(a)	The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2014, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Fund's expense ratio was 1.48% for the fiscal year ended June 30, 2014. The expense ratio as disclosed in the November 1, 2013 prospectus was 1.61%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND
Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor's 500 Index(a)(Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2014
	1 Year	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	2.96%	3.30%
S&P 500 Index	24.61%	19.63%

(a)	The Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least February 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2013 prospectus was 2.77%.

4

The Hussman Funds
Letter to Shareholders	August 14, 2014
Dear Shareholder,
The Hussman Funds continue to pursue a historically-informed, value-conscious, risk-managed investment discipline focused on the complete market cycle. From the standpoint of a full-cycle discipline, it is essential to understand the current position of the market within that cycle.
Only a handful of instances in history – 1929, 1972, 1987, 2000, and 2007 – match the syndrome of overvaluation, lopsided bullish sentiment, and overbought multi-year equity market speculation as extreme as we observe today. Every instance was somewhat different, of course. For example, on measures that we find most strongly related with actual subsequent total returns, large-capitalization stocks were more extremely overvalued in 2000 than today (primarily because of breathtaking valuations in the technology sector), whereas the median stock is overvalued to a greater degree today than in 2000, making present concerns much more broad-based. The main difference between the recent market advance and those other instances is that severely overvalued, overbought, overbullish conditions have been sustained for a longer period without a material market retreat. In our view, investors should be more concerned about market risk, not less, the longer this delay continues.
By the end of a market cycle, the illusions within it are laid bare. That repeated narrative runs through more than a century of market history. Investors might recall the lessons more readily, except that as the legendary value investor Benjamin Graham once observed, "the memory of the financial community is proverbially and distressingly short."
Investors do not kindly remember 1929, 1972, 1987, 2000 and 2007 for the optimism that brought the stock market to those peaks. Instead, we remember them for the damage that was inflicted when the illusions beneath them were shattered. The unraveling of the late-1990's technology bubble took only two years, but wiped out the entire total return of the S&P 500 – in excess of the return on risk-free Treasury bills – all the way back to May 1996, while the technology-heavy Nasdaq Composite lost more than three-quarters of its value. Likewise, the unraveling of the mid-2000's housing bubble took less than two years, but wiped out the entire total return of the S&P 500 – in excess of the return on risk-free Treasury bills – all the way back to June 1995.
Investment results over the full course of the market cycle are determined not only by what happens during a bull market period, but also what happens as the cycle is completed by a bear market. While past performance does not ensure future results, it is instructive that, on a total return basis, the S&P 500 lost -47.41% from

5

The Hussman Funds
Letter to Shareholders (continued)

the bull market peak of the S&P 500 on September 1, 2000 to the bear market low on October 9, 2002, while Strategic Growth Fund gained 47.83%. Assuming equal initial investments in the S&P 500 and Strategic Growth Fund at the bull market peak, the investment in Strategic Growth Fund, by the end of the bear market, would have been worth 2.81 times the value of the investment in the S&P 500. Similarly, the S&P 500 lost -55.25% from the bull market peak of the S&P 500 on October 9, 2007 to the bear market low on March 9, 2009, while Strategic Growth Fund lost only -6.47%. Assuming equal initial investments in the S&P 500 and Strategic Growth Fund at the bull market peak, the investment in Strategic Growth Fund, by the end of the bear market, would have been worth 2.09 times the value of the investment in the S&P 500.
We fully expect that the phrase "QE bubble" will soon enough join the list of phrases like "housing bubble," "tech bubble," "dot-com bubble," "New Economy," "go-go years," and "roaring 20's." The delusions associated with each period seem self-evident now. It is easy to forget that overvalued, overbought, overbullish extremes are the same today as they were at those points, and investors then believed precisely the same thing: this time is different.
Understanding the half-cycle since 2009 from a full-cycle perspective
Despite the tendency of the financial markets to experience repeated bouts of speculative delusion and collapse, our job remains to achieve strong long-term returns for our shareholders without exposing them to the steep losses that often characterize a passive investment approach. The recent half-cycle since 2009 has been challenging in this regard, and it is important to understand why. This understanding not only helps to place our recent performance in perspective, but also helps to clarify what investors should expect from our discipline over the completion of the present market cycle and beyond.
Consider the Hussman Strategic Growth Fund over the complete market cycle from the 2000 bull market peak to the 2007 bull market peak. From the inception of the Fund on July 24, 2000 through October 9, 2007, Strategic Growth Fund achieved a cumulative total return of 119.79% (11.54% annually) compared with a cumulative total return of 20.70% (2.64% annually) for the Standard and Poor's 500 Index. The deepest peak-to-trough loss experienced by Strategic Growth Fund in that period was -6.98%, compared with a -47.41% loss in the S&P 500 Index.
The 2007 peak was followed by a market plunge and credit crisis that we fully anticipated. By October 2008, our valuation methods indicated that the equity market had moved to undervaluation, and based on improvements in measures of market
6

The Hussman Funds
Letter to Shareholders (continued)

action that had previously been reliable during the post-war period, Strategic Growth Fund shifted to a constructive stance, resulting in a peak-to-trough loss of -21.45% for Strategic Growth Fund before largely recovering. From the October 9, 2007 market peak to the March 9, 2009 trough in the S&P 500 Index, Strategic Growth Fund lost -6.47%, compared with a loss of -55.25% in the Index.
Thus, measured from the inception of Strategic Growth Fund on July 24, 2000 to the March 9, 2009 market trough, Strategic Growth Fund experienced a cumulative total return of 105.57% (8.71% annually) compared with a cumulative loss of -45.99% (-6.89% annually) for the S&P 500 Index. Excluding the impact of hedging, the stock portfolio held by the Fund would still have achieved a positive cumulative total return of 12.81% (1.41% annually).
We frequently observed in our annual reports prior to 2009 that this margin of outperformance, relative to the major stock market indices, was "as intended" in our view – neither extraordinary nor disappointing in the context of the historical research that guides our work. Our stock selection approach significantly outperformed the S&P 500, and our hedging approach contributed additional returns over the complete market cycle while significantly reducing our exposure to severe market losses. However, we believed that the absolute returns of our hedged strategy, our unhedged stock selections, and the S&P 500 Index itself during this period were significantly lower than our expectations for each over the longer-term.
The Fund's stock selections have gone on to achieve a cumulative total return of 264.88% (9.73% annually) from the inception of the Fund on July 24, 2000 through June 30, 2014. During the same period, the S&P 500 Index has recovered to achieve a cumulative total return of 75.21% (4.11% annually). Though hedging challenges since 2009 have hidden this stock selection success from full view, we believe we've addressed those challenges in a way that we expect to allow us to fire on both cylinders – stock selection and hedging strategy – over the completion of the present cycle and in future cycles.
We also maintain strong expectations for the hedging strategy that we use to vary our exposure to general market fluctuations over the course of the market cycle. On this aspect of our discipline, it may be useful to detail the challenges that we have addressed in the half-cycle since 2009. The combination of missed returns and loss of index option premium resulted in a -19.47% loss in Fund value from March 9, 2009 to June 30, 2014. As a result, the cumulative gain of the Fund from its inception on July 24, 2000 to June 30, 2014 has retreated to 65.55% (3.68% annually).
7

The Hussman Funds
Letter to Shareholders (continued)

Though our investment discipline often benefits from varying its exposure to market fluctuations (as it did in the 2000-2008 period), the Fund's loss during the sustained market advance since 2009 has been particularly uncomfortable.
Two factors are most responsible for our disappointment in recent years:
1)	As the credit crisis intensified in 2008, economic and financial losses worsened beyond anything observed in post-WWII data on which our pre-2009 methods were based. As risk-conscious, evidence-driven investors, we looked to historical parallels, and only found similar conditions in Depression-era data. Measures of market action that were reliable in post-war data were far less useful in Depression-era data. Knowing that in the Depression the same valuations seen in early-2009 were followed by losses of another two-thirds of the market's value, we insisted that our methods should be robust to the uncertainty of that "two data sets problem." I still view this as a proper fiduciary decision, but the timing of that decision was unfortunate. By the time we developed methods that performed well across post-war, Depression-era, and "holdout" validation data, we had missed a substantial rebound in the stock market.
2)	Historically, we have found that the proper way to allow for speculative "animal spirits" in overvalued markets is to place a significant weight on market action and the quality of market internals, until – but not beyond – the point that a complete syndrome of overvalued, overbought, and overbullish conditions develops. Historically, the emergence of overvalued, overbought, overbullish features was predictably followed by market retreats to clear those conditions. But in recent years, the repeated expansion of "quantitative easing" by the Federal Reserve has encouraged speculation for a much longer period. This forced us to find ways to limit our defensive response to overvalued, overbought, overbullish conditions to the smallest possible set, while still seeking the historical benefit of avoiding (and ideally gaining from) the market losses that we would expect typically to follow.
These two factors resulted in a frustrating and awkward transition from our pre-2009 methods to our present methods of classifying market return/risk profiles.
The solution to our "two data sets problem" of 2009 and early-2010 was a set of ensemble methods, named because they combine dozens of different methods to arrive at a single classification of the prevailing market return/risk profile. Our evaluation of the performance of these methods in post-war data, Depression-era data, and validation data exceeded any prior method we had evaluated.
8

The Hussman Funds
Letter to Shareholders (continued)

While these methods captured much of the impact of valuations and market action, they also captured the historical regularity that severe market losses have predictably followed syndromes of overvalued, overbought, overbullish conditions. Because our discipline is to align our investment stance in proportion to the expected return/risk profile of the market, we established "staggered-strike" hedge positions at these points (raising the strike price of the index put option side of our hedges), and experienced loss of put option premium as a result. So a further challenge of the period since 2009 was to adapt to the reality that Fed-induced speculation was amplifying overvalued, overbought, overbullish conditions much more persistently than in prior market cycles, without exposing our shareholders to the severe losses that have typically followed such conditions.
We believe that the challenges of the recent half-cycle have been addressed, and we have validated the resulting methods across a century of market cycles, as well as the most recent cycle. Understandably, it is little consolation that our present methods of classifying market return/risk profiles could have better navigated the period since 2009. Still, it is incorrect to view the performance of our discipline in recent years as if it were simply the result of the inflexible execution of some fixed "perma-bearish" strategy. To the contrary, in market cycles across history, our present methods would encourage an unhedged or leveraged investment position in about 52% of historical conditions (generally adding leverage by holding a few percent of portfolio value in index call options). They would encourage a partially-hedged stance about 12% of the time, a fully-hedged stance about 31% of the time, and a "staggered strike" position (raising the strike prices of index put options closer to market levels than the corresponding short index call options) only about 5% of the time.
We cannot take a time machine back and apply our present methods through the half-cycle since 2009. Still, we can confidently execute our discipline over the completion of this cycle, and through the course of future ones. There is no assurance that present speculative extremes will not be driven further in the months or quarters ahead. We know that similarly extreme overvalued, overbought, overbullish conditions in recent decades were limited to the very late portions of prior market cycles, but if anything makes the present cycle unique, it has been the prolonged and uncorrected escalation of these conditions without consequence. My impression is that the completion of the present market cycle will be worse as a result, but we have adapted considerably to the potential for similar speculative episodes in the future.
Research is an essential aspect of our discipline, and we continue to look for ways to improve our methods in a way that also maintains or augments their estimated performance in market cycles across history. Despite an unfortunate and admittedly
9

The Hussman Funds
Letter to Shareholders (continued)

awkward stress-testing transition since 2009, we are focused on the disciplined execution of the methods that have emerged from it. They have a stronger record across history, and also in data from the most recent cycle, than any alternative approach we have examined in decades of research. We are confident that our historically-informed, value-conscious, risk-managed investment discipline is well-suited to navigate the completion of the present cycle, and the cycles ahead, and to seek performance that is "as intended" on the basis of that record.
Performance Summary
For the year ended June 30, 2014, Strategic Growth Fund lost -6.11%, largely attributable to the cumulative decay in the time-value of index put options held by the Fund. Strategic Total Return Fund achieved a total return of 6.19%, attributable to positive returns both in precious metals shares and U.S. Treasury securities. Strategic International Fund achieved a total return of 2.36%, reflecting a generally hedged investment stance in the international equity market. Strategic Dividend Value Fund achieved a total return of 2.96%, reflecting partial hedging of the Fund's portfolio of dividend paying stocks.
From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2014, the Fund achieved an average annual total return of 3.68%, compared with an average annual total return of 4.11% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $16,555, compared with $17,521 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -30.25%, compared with a maximum loss of -55.25% for the S&P 500 Index.
It is instructive that in order to lose -55.25% (as the S&P 500 Index did following steep overvaluation in 2007 much like the present), one must first lose -30.25%, and then lose an additional -35.84%. So even at its lowest point, Strategic Growth Fund had experienced far less volatility and drawdown than the S&P 500 Index. The focus of our risk-management is not the avoidance of small or moderate losses, which we view as a necessary aspect of long-term investing, but rather the avoidance of deep market losses requiring heroic recovery. I expect opportunities over the completion of the present market cycle and future cycles to pursue strong investment returns without abandoning our attention to the risk of deep market losses.
From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2014, the Fund achieved an average annual total return of 5.45%, compared with an average annual total return of 4.76% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would

10

The Hussman Funds
Letter to Shareholders (continued)

have grown to $18,700, compared with $17,308 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experience by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays U.S. Aggregate Bond Index.
From the inception of Strategic International Fund on December 31, 2009 through June 30, 2014, the Fund achieved an average annual total return of 0.69%, compared with an average annual total return of 8.25% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have grown to $10,312, compared with $14,287 for the same investment in the MSCI EAFE Index. The maximum decline of the EAFE Index since the inception of Strategic International Fund was -26.48%, compared with a maximum decline of -10.45% for the Fund.
From the inception of Strategic Dividend Value Fund on February 6, 2012 through June 30, 2014, the Fund achieved an average annual total return of 3.30%, compared with an average annual total return of 19.63% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would have grown to $10,809, compared with $15,367 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -3.91%, compared with a maximum loss of -9.58% for the S&P 500 Index.
Performance Drivers
Strategic Growth Fund
The stock selection approach of the Fund has outperformed the S&P 500 Index by 5.63% (563 basis points) annually since the inception of the Fund. In the most recent fiscal year ended June 30, 2014 the stock selection approach outperformed the S&P 500 Index by 6.05% (605 basis points). However, market conditions during the past year generally matched those that have historically been associated with strikingly negative return/risk profiles. In the face of rich valuations and strenuously extended market conditions, the Fund was fully hedged during this period, and index put options held by the Fund experienced a loss of time value. The hedging strategy of the Fund (which often offsets periodic losses in the Fund's holdings and can contribute strongly to investment returns in unfavorable market conditions) accounted for the Fund's -6.11% one year loss. In my view, the fact that negative market outcomes did not emerge during this period is more a reflection of uncertain timing and temporary monetary distortion than of any durable change in market structure.

11

The Hussman Funds
Letter to Shareholders (continued)

Historically, the simultaneous emergence of overextended valuations, price trends and exuberant sentiment (which we generally refer to as an "overvalued, overbought, overbullish" syndrome) has created significant risk for the stock market. In the past year, this risk was not realized and the stock market instead moved to further extremes. It is tempting to imagine that we could safely pursue our stock selection approach without hedging, but we view that temptation as an artifact of an overvalued market temporarily at record highs. The S&P 500 lost -55.25% during the 2007-2009 bear market, and although our stock selection approach fared better, it would still have lost as much as -49.83% on an unhedged basis at its lowest point during that period. We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in valuations is coupled with a firming of market action after such a retreat.
Strategic Total Return Fund
During the fiscal year ended June 30, 2014, Strategic Total Return Fund gained 6.19%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-6 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-6% on the basis of bond price fluctuations).
Prior to 2013, neither the fixed income component nor the equity component (primarily mining stocks) of Strategic Total Return Fund ever posted a calendar-year loss. In 2013 both were down: losses in the fixed income component (approximately -3.2%) and equity component (approximately -5.3%) contributed to a -8.37% loss for the Fund in calendar-year 2013.
For the equity component, there was a sharp contrast between the first half of the year and the second half. During the first half of 2013, the Philadelphia Gold Stock Index (XAU) plunged by -45.6% which caused the equity component of the Fund to lose approximately -6.3% with a maximum drawdown of -7.1%. This was the equity component's second worst drawdown (in 2008, there was a -10.7% drawdown for this component). A significant portion of the loss occurred in the second quarter of 2013 – with the equity component down -4.9% and the XAU down -33.6%. During the beginning of the second quarter, the Fund increased its allocation to precious metals shares as nominal and real yields were declining, consumer inflation was increasing, the Gold / XAU ratio was rising and economic data was softening. We associate these and other factors with strong historical returns, on average, for precious metals shares.

12

The Hussman Funds
Letter to Shareholders (continued)

During the second half of 2013, the equity component of Strategic Total Return Fund gained 1.1% while the XAU was down -6.7%. Because the Fund has the ability to vary its investment exposure in response to market conditions, it has not been unusual for the equity component of the Fund to enjoy modest gains even in periods that the XAU is down. The same pattern occurred in 2012 (equity component up 0.6%, XAU down -8.3%), 2011 (equity component up 0.7%, XAU down -20.3%) and 2008 (equity component up 2.5%, XAU down -28.5%).
With regard to the fixed income component of Strategic Total Return Fund, 2013 was a difficult year for the bond market, particularly if one was not willing to assume credit risk at very low yields. Much of the volatility in the bond market followed the "taper tantrum" in the Treasury market, as bond market investors became more risk averse in response to indications that the Federal Reserve would reduce, and eventually eliminate, new bond purchases under its policy experiment of quantitative easing. We are generally comfortable with rising yields, provided that they do not advance in a straight line. The intervening volatility can provide opportunities to strategically adjust the Fund's exposure to bond market fluctuations. Despite a relatively conservative exposure to long-maturity Treasury bonds, the challenging combination of a very low starting yield (below 2%), and the near-doubling of 10-year Treasury yields – rising from 1.6% to 3.0% between May and September of 2013 – caused the fixed income component of the Fund to lose about -3.2%. Both components have achieved positive returns to-date in 2014, with Strategic Total Return Fund achieving a total return of 6.76% through June 30, 2014.
Strategic International Fund
In the fiscal year ended June 30, 2014, Strategic International Fund gained 2.36%. The Fund remained fully hedged against the impact of general market fluctuations during this period. Because of high correlations that occur between international equity markets during steep declines in U.S. markets, we expect the Fund to maintain a relatively defensive stance until our assessment of U.S. market risk becomes less extreme. In the absence of such extreme risks, the Fund will have substantially greater opportunity to establish a constructive investment stance based on valuation, market action and other investment considerations specific to the equity markets of individual countries.

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The Hussman Funds
Letter to Shareholders (continued)

Strategic Dividend Value Fund
In the fiscal year ended June 30, 2014, Strategic Dividend Value Fund gained 2.96%. In the context of market conditions that have historically been hostile for equities, we have been patient in expanding the Fund's exposure to equities during this period. Because of this, the Fund initially held a larger cash position than would be expected over the long-term. From the Fund's inception through October of 2013, the Fund held close 50% of its assets in cash, expanding its equity exposure gradually and opportunistically on a stock-by-stock basis. As of June 30, 2014, the Fund had close to 80% of its assets invested in stocks. Half of the value of the Fund's exposure to equities was offset with short positions in the S&P 500 - the Fund's most defensive posture.
As is also true of Strategic Growth Fund and Strategic International Fund, the defensive position and corresponding hedge of Strategic Dividend Value Fund has – at least temporarily – hidden the Fund's generally strong stock selection performance from view. The stock selection performance of the Fund is particularly notable in light of how challenging recent years have been for dividend strategies to keep pace with the S&P 500 Index (which has a higher weighting in younger, faster growing companies that investors often prefer during the later stages of a stock market cycle). Consider the relative performance of five exchange-traded funds based on well-known dividend strategies – S&P Dividend (SDY), iShares Select Dividend (DVY), Vanguard High Dividend Yield (VYM), Vanguard Dividend Appreciation (VIG), and PowerShares Dividend Achievers Portfolio (PFM). All five of the strategies have underperformed the S&P 500 Index since the inception of Strategic Dividend Value Fund.
The largest peak-to-trough drawdown in Strategic Dividend Value to date has been -3.9%, compared with a loss of -9.6% in the S&P 500 Index. The volatility of Fund returns (based on daily standard deviation) has been 3.3%, versus 11.7% for that benchmark. Much of this lower drawdown and volatility can be attributed to the hedge held by the Fund against the impact of market fluctuations. The companies in the Fund's portfolio also tend to have lower variability in sales, earnings, and profit margins, combined with an emphasis on balance sheet stability, dividend coverage, and favorable estimated valuations relative to the general market. In our view, these characteristics have contributed to lower volatility in the Fund's stock holdings relative to the S&P 500 Index.

14

The Hussman Funds
Letter to Shareholders (continued)

Portfolio Composition
As of June 30, 2014, Strategic Growth Fund had net assets of $1,137,305,301, and held 113 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (32.1%), health care (20.7%), consumer discretionary (11.5%), energy (10.5%), consumer staples (8.0%), industrials (5.9%), financials (4.8%) and materials (4.6%). The smallest sector weights were in utilities (1.5%) and telecommunication services (0.4%).
Strategic Growth Fund's holdings of individual stocks as of June 30, 2014 were valued at $1,140,519,123. Against these stock positions, the Fund also held 4,500 option combinations (long put option/short call option) on the S&P 500 Index, 1,000 option combinations on the Russell 2000 Index and 325 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2014, the S&P 500 Index closed at 1,960.23, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,192.96 and 3,849.479, respectively. The Fund's total hedge therefore represented a short position of $1,126,507.568, thereby hedging 98.8% of the dollar value of the Fund's long investment positions in individual stocks.
Though the performance of Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $10 million during the year ended June 30, 2014: Synaptics, Sunpower, Safeway, Helmerich & Payne, Deckers Outdoor, SunEdison, First Solar, and United Therapeutics. Holdings with losses in excess of $2 million during this same period were ValueClick, Cisco Systems, Panera Bread, Jabil Circuit, International Game Technology, and Cooper Tire & Rubber.
As of June 30, 2014, Strategic Total Return Fund had net assets of $622,494,156. Treasury bills, Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 78.7% of the Fund's net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 1.6%, 16.8% and 2.9% of net assets, respectively.
In Strategic Total Return Fund, during the year ended June 30, 2014, portfolio gains in excess of $3 million were achieved in Barrick Gold, Agnico-Eagle Mines, U.S. Treasury Note (2.50%, due 8/15/2023), Newmont Mining, and Randgold Resources ADR. Holdings with losses in excess of $1 million during this same period were U.S. Treasury Bond (2.875%, due 5/15/2043), U.S. Treasury Inflation-Protected Note (2.00%, due 7/15/2014), and U.S. Treasury Note (1.75%, due 5/15/2023).

15

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2014, Strategic International Fund had net assets of $104,969,994 and held 95 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in information technology (12.3%), utilities (10.0%), health care (9.7%), consumer staples (9.5%), consumer discretionary (7.7%), industrials (6.1%) and telecommunication services (5.2%). The smallest sector weights were in energy (3.2%), financials (1.7%) and materials (1.1%). Exchange-traded funds (ETFs) and money market funds accounted for 8.5% and 21.2% of net assets, respectively. The total value of equities and exchange-traded funds held by the Fund was $78,791,926.
In order to hedge the impact of general market fluctuations, as of June 30, 2014 Strategic International Fund held 85 option combinations (long put option/short call option) on the S&P 500 Index, and was short 975 futures on the Euro STOXX 50 Index and 150 futures on the FTSE 100 Index. The combined notional value of these hedges was $77,031,092, hedging 97.8% of the value of equity and ETF investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.
While Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund's inception through June 30, 2014. Individual equity holdings having portfolio gains in excess of $500,000 during the year ended June 30, 2014 included Smith & Nephew PLC - ADR, Astrazeneca PLC - ADR, and Red Electrica Corp. The only holding with a portfolio loss in excess of $100,000 during this same period was Electricite De France.
As of June 30, 2014, Strategic Dividend Value Fund had net assets of $10,799,033, and held 50 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (24.9%), consumer staples (21.6%), consumer discretionary (12.5%), health care (12.1%), and energy (10.2%). The smallest sector weights were in materials (3.8%), telecommunication services (2.5%) and utilities (2.0%).
Strategic Dividend Value Fund's holdings of individual stocks as of June 30, 2014 were valued at $9,678,209. Against these stock positions, the Fund also held 24 option combinations (long put option/short call option) on the S&P 500 Index. The notional value of this hedge was $4,704,552, hedging 48.6% of the value of equity investments held by the Fund.

16

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Dividend Value Fund, during the year ended June 30, 2014, portfolio gains in excess of $125,000 were achieved in Safeway and Astrazeneca PLC - ADR. Holdings with portfolio losses in excess of $100,000 during this same period included Leidos Holdings and Coach.
Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com.
Current Outlook
We believe that the financial markets are presently in the latter stages of what will ultimately be remembered as the "QE bubble" – a period of reckless speculation and overvaluation in a broad range of risky securities, particularly equities, high-yield debt, and leveraged loans (loans to already highly indebted borrowers). We view this bubble as the result of the Federal Reserve's policy of quantitative easing or "QE," which has driven short-term interest rates to zero, depriving investors of any source of safe return. This policy has encouraged investors to drive the prices of risky assets higher in a speculative "reach for yield," to the point that we presently estimate zero or negative total returns for the S&P 500 Index – from current price levels – on every horizon of 8 years or less.
After the 2000-2002 recession, the Federal Reserve remained fixed on holding down short-term interest rates in efforts to stimulate demand in interest-sensitive sectors of the economy. Deprived of a meaningful return on safe investments, investors looked for alternatives that might offer them a higher rate of return. They found that alternative in mortgage securities. Historically, home prices had never experienced a major and sustained decline, and mortgage securities were AAA credits. On that basis, investors chased mortgage securities in search of higher yield, and hedge funds sought to leverage the "spread" by purchasing massive volumes of higher yielding mortgage securities and financing those purchases using debt that was available at a lower interest rate.
The key observation is that, when the demand for securities of a particular type is high, Wall Street and the banking system have the incentive to create more "product" to be sold. So create it they did. In order to satisfy the yield-seeking demand for new mortgage debt that resulted from the Fed's policy of suppressing the yield of safe alternatives, trillions of dollars of new mortgage securities were created. But how do you create a mortgage security? If you take the money of the investor, you actually have to lend it to someone to buy a home. In order to create enough supply,

17

The Hussman Funds
Letter to Shareholders (continued)

banks and Wall Street institutions began to lend to borrowers with poor credit and speculative motives, resulting in a housing bubble, an increasing volume of subprime debt, and ultimately, the greatest financial collapse since the Great Depression.
One would think the Federal Reserve would have learned from that catastrophe. Instead, the Fed has spent the past several years intentionally trying to revive the precise dynamic that produced it. As a consequence, speculative yield-seeking has encouraged the record issuance of "junk" bonds that couple high credit risk with historically low interest rates, and has driven the most historically reliable measures of equity valuation to more than double their pre-bubble norms. Among those measures that are best correlated with actual subsequent market returns, the ratio of non-financial market capitalization to GDP is now within about 20% of its historic extreme in 2000, and is more than 2.4 times its long-term norm.
What quantitative easing has done is to exploit the discomfort that investors have with earning nothing on safe investments, making them feel forced to extend their risk profile in search of positive expected returns. The problem is that there is little arithmetic involved in that decision. For example, if a "normal" level of short-term interest rates is 4% and investors expect 3-4 more years of zero interest rate policy, it would be reasonable for stock prices to be valued today at levels that are about 12-16% above historically normal valuations (3-4 years x 4%). The higher prices would in turn be associated with equity returns also being about 4% lower than "normal" over that 3-4 year period. One can demonstrate the arithmetic quite simply using any discounted cash flow approach, and it holds for stocks, bonds, and other long-term securities.
However, if investors are so uncomfortable with zero interest rates on safe investments that they drive security prices far higher than 12-16% above historical valuation norms (and again, stocks are presently more than double those norms on what we identify as the most reliable measures), they are doing something beyond what is justified by interest rates. Instead, what happens is that the risk premium – the compensation for bearing uncertainty, volatility, and risk of extreme loss – also becomes compressed. We can quantify the impact that zero interest rates should have on stock valuations, and it would take decades of zero interest rate policy to justify current stock valuations on the basis of low interest rates. In my view, what we presently observe is not a rational, justified, quantifiable response to lower interest rates, but rather a historic compression of risk premiums across every risky asset class, particularly equities, leveraged loans, and junk bonds.

18

The Hussman Funds
Letter to Shareholders (continued)

In our investment approach, the strongest expected market return/risk profile we estimate is associated with a material retreat in valuations that is then joined by an early improvement across a wide range of market internals. These opportunities occur in every market cycle, and we have no doubt that we will observe them over the completion of the present cycle and in those that follow. In contrast, when risk premiums are historically compressed and showing early signs of normalizing even moderately, a great deal of downside damage can follow. Some of this may be on virtually no news at all, because that normalization is baked in the cake and is independent of interest rates. All that is required is for investors to begin to remember that risky securities actually involve risk. In that environment, selling begets selling.
In our view, this outcome is inevitable because prices are already elevated and risk premiums are already compressed. Every episode of compressed risk premiums in history has been followed by a series of spikes that restore them to normal levels. It may be possible for monetary policy to drag the process out by helping to punctuate the selloffs with renewed speculation, but there is no way to defer this process permanently. Nor would the effort be constructive, because the only thing that compressed risk premiums do is to misallocate scarce savings to unproductive uses, allowing weak borrowers to harness strong demand. We do not believe that risk has been permanently removed from risky assets. The belief that it has been removed is itself the greatest risk that investors face here.
That said, there is no assurance that this speculation will not continue somewhat longer. Our assertion is not that the performance of our investment strategies will immediately accelerate, particularly in the event that extreme market conditions remain uncorrected for a longer period. Rather, we believe that our investment strategies are sufficiently robust to effectively navigate the full completion of the present cycle, and the course of future ones.
Most importantly, we do not anticipate any future need for stress-testing of the nature that we encountered in the recent cycle, nor do we anticipate the need to substantially alter our methods to address the likelihood of future speculative episodes. Continuing research remains an important component of our investment discipline. Still, we believe that the unique challenges of the recent cycle have been addressed. Our objective remains to achieve strong full-cycle performance of our investment discipline, supported both by our security selection methods and our hedging approach. While future performance cannot be ensured, our expectations are supported by the evidence from a century of market history, as they are by our real-time record prior to the challenging and speculative half-cycle since 2009.

19

The Hussman Funds
Letter to Shareholders (continued)

As always, I remain grateful for your trust.
Sincerely,
John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.
Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.
An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.
Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.
This Letter to Shareholders seeks to describe some of the adviser's current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time.

20

Hussman Strategic Growth Fund Portfolio Information
June 30, 2014 (Unaudited)

Sector Allocation (% of Equity Holdings)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2014 (Unaudited)
Asset Allocation (% of Net Assets)

21

Hussman Strategic International Fund Portfolio Information
June 30, 2014 (Unaudited)

Sector Allocation (% of Equity Holdings)

Country Allocation (% of Equity Holdings)

22

Hussman Strategic Dividend Value Fund Portfolio Information
June 30, 2014 (Unaudited)

Sector Allocation (% of Equity Holdings)

23

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2014

COMMON STOCKS — 100.3%	Shares	Value
Consumer Discretionary — 11.5%
Auto Components — 0.8%
TRW Automotive Holdings Corp. (a)	100,000	$8,952,000

Diversified Consumer Services — 2.2%
DeVry Education Group, Inc.	300,000	12,702,000
Hillenbrand, Inc.	402,000	13,113,240
		25,815,240
Hotels, Restaurants & Leisure — 2.4%
Cheesecake Factory, Inc. (The)	100,000	4,642,000
Jack in the Box, Inc.	250,000	14,960,000
Panera Bread Co. - Class A (a)	50,000	7,491,500
		27,093,500
Media — 1.9%
DISH Network Corp. - Class A (a)	150,000	9,762,000
Time Warner Cable, Inc.	50,000	7,365,000
Viacom, Inc. - Class B	50,000	4,336,500
		21,463,500
Specialty Retail — 1.5%
GameStop Corp. - Class A	100,000	4,047,000
Murphy USA, Inc. (a)	112,500	5,500,125
Williams-Sonoma, Inc.	100,000	7,178,000
		16,725,125
Textiles, Apparel & Luxury Goods — 2.7%
Coach, Inc.	300,000	10,257,000
Deckers Outdoor Corp. (a)	240,000	20,719,200
		30,976,200
Consumer Staples — 8.0%
Beverages — 0.8%
PepsiCo, Inc.	100,000	8,934,000

Food & Staples Retailing — 1.7%
Rite Aid Corp. (a)	1,000,000	7,170,000
Safeway, Inc.	250,000	8,585,000
Sysco Corp.	100,000	3,745,000
		19,500,000
Food Products — 3.7%
Archer-Daniels-Midland Co.	450,000	19,849,500
Campbell Soup Co.	250,000	11,452,500
Dean Foods Co.	250,000	4,397,500
Fresh Del Monte Produce, Inc.	39,000	1,195,350

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 100.3% (continued)	Shares	Value
Consumer Staples — 8.0% (continued)
Food Products — 3.7% (continued)
General Mills, Inc.	100,000	$5,254,000
		42,148,850
Household Products — 1.8%
Clorox Co. (The)	50,000	4,570,000
Procter & Gamble Co. (The)	200,000	15,718,000
		20,288,000
Energy — 10.6%
Energy Equipment & Services — 3.9%
Baker Hughes, Inc.	50,000	3,722,500
Halliburton Co.	200,000	14,202,000
Helmerich & Payne, Inc.	125,000	14,513,750
Schlumberger Ltd.	100,000	11,795,000
		44,233,250
Oil, Gas & Consumable Fuels — 6.7%
Apache Corp.	100,000	10,062,000
BP plc - ADR	400,000	21,100,000
Chevron Corp.	100,000	13,055,000
Exxon Mobil Corp.	125,000	12,585,000
Newfield Exploration Co. (a)	150,000	6,630,000
Valero Energy Corp.	250,000	12,525,000
		75,957,000
Financials — 4.8%
Banks — 1.7%
PNC Financial Services Group, Inc. (The)	100,000	8,905,000
Wells Fargo & Co.	200,000	10,512,000
		19,417,000
Consumer Finance — 1.1%
Capital One Financial Corp.	150,000	12,390,000

Insurance — 2.0%
Assurant, Inc.	232,000	15,207,600
Reinsurance Group of America, Inc.	100,000	7,890,000
		23,097,600
Health Care — 20.7%
Biotechnology — 1.8%
Amgen, Inc.	50,000	5,918,500
Harvard Apparatus Regenerative Technology, Inc. (a)	232,500	2,429,625
United Therapeutics Corp. (a)	134,000	11,857,660
		20,205,785

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 100.3% (continued)	Shares	Value
Health Care — 20.7% (continued)
Health Care Equipment & Supplies — 4.4%
Becton, Dickinson and Co.	175,000	$20,702,500
Cyberonics, Inc. (a)	200,000	12,492,000
St. Jude Medical, Inc.	250,000	17,312,500
		50,507,000
Health Care Providers & Services — 6.5%
Aetna, Inc.	175,000	14,189,000
Bio-Reference Laboratories, Inc. (a)	50,000	1,511,000
Chemed Corp.	125,000	11,715,000
Humana, Inc.	50,000	6,386,000
Laboratory Corp. of America Holdings (a)	62,900	6,440,960
UnitedHealth Group, Inc.	100,000	8,175,000
WellCare Health Plans, Inc. (a)	50,000	3,733,000
WellPoint, Inc.	200,000	21,522,000
		73,671,960
Life Sciences Tools & Services — 0.4%
Harvard Bioscience, Inc. (a)	930,000	4,231,500

Pharmaceuticals — 7.6%
AbbVie, Inc.	300,000	16,932,000
AstraZeneca plc - ADR	200,000	14,862,000
GlaxoSmithKline plc - ADR	300,000	16,044,000
Impax Laboratories, Inc. (a)	310,000	9,296,900
Mylan, Inc. (a)	50,000	2,578,000
Novartis AG - ADR	200,000	18,106,000
Questcor Pharmaceuticals, Inc.	100,000	9,249,000
		87,067,900
Industrials — 5.9%
Airlines — 0.7%
JetBlue Airways Corp. (a)	750,000	8,137,500

Commercial Services & Supplies — 1.3%
Cintas Corp.	225,000	14,296,500
Herman Miller, Inc.	10,000	302,400
		14,598,900
Industrial Conglomerates — 1.9%
3M Co.	150,000	21,486,000

Machinery — 1.3%
Federal Signal Corp.	105,000	1,538,250

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 100.3% (continued)	Shares	Value
Industrials — 5.9% (continued)
Machinery — 1.3% (continued)
Illinois Tool Works, Inc.	150,000	$13,134,000
		14,672,250
Marine — 0.3%
DryShips, Inc. (a)	1,000,000	3,220,000

Professional Services — 0.4%
Robert Half International, Inc.	100,000	4,774,000

Information Technology — 32.2%
Communications Equipment — 6.3%
Cisco Systems, Inc.	500,000	12,425,000
F5 Networks, Inc. (a)	50,000	5,572,000
Harris Corp.	275,000	20,831,250
Juniper Networks, Inc. (a)	650,000	15,951,000
QUALCOMM, Inc.	150,000	11,880,000
Riverbed Technology, Inc. (a)	250,000	5,157,500
		71,816,750
Electronic Equipment, Instruments & Components — 3.9%
Avnet, Inc.	50,000	2,215,500
Corning, Inc.	250,000	5,487,500
FLIR Systems, Inc.	550,000	19,101,500
Plexus Corp. (a)	200,000	8,658,000
Sanmina Corp. (a)	200,000	4,556,000
Zebra Technologies Corp. - Class A (a)	50,000	4,116,000
		44,134,500
Internet Software & Services — 0.6%
Akamai Technologies, Inc. (a)	100,000	6,106,000

IT Services — 3.2%
Amdocs Ltd.	350,000	16,215,500
Blackhawk Network Holdings, Inc. - Class B (a)	82,145	2,205,593
Global Payments, Inc.	150,000	10,927,500
Sapient Corp. (a)	453,000	7,361,250
		36,709,843
Semiconductors & Semiconductor Equipment — 11.4%
Avago Technologies Ltd.	100,000	7,207,000
Cirrus Logic, Inc. (a)	221,000	5,025,540
First Solar, Inc. (a)	250,000	17,765,000
Intel Corp.	600,000	18,540,000
Marvell Technology Group Ltd.	750,000	10,747,500

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 100.3% (continued)	Shares	Value
Information Technology — 32.2% (continued)
Semiconductors & Semiconductor Equipment — 11.4% (continued)
NVIDIA Corp.	500,000	$9,270,000
OmniVision Technologies, Inc. (a)	350,000	7,693,000
Skyworks Solutions, Inc.	50,000	2,348,000
SunEdison, Inc. (a)	650,000	14,690,000
SunPower Corp. (a)	500,000	20,490,000
Synaptics, Inc. (a)	175,000	15,862,000
		129,638,040
Software — 5.6%
CA, Inc.	476,000	13,680,240
Check Point Software Technologies Ltd. (a)	145,000	9,719,350
Microsoft Corp.	500,000	20,850,000
Open Text Corp.	221,000	10,594,740
Oracle Corp.	100,000	4,053,000
VMware, Inc. - Class A (a)	50,000	4,840,500
		63,737,830
Technology Hardware, Storage & Peripherals — 1.2%
Western Digital Corp.	150,000	13,845,000

Materials — 4.6%
Chemicals — 2.3%
Celanese Corp. - Series A	150,000	9,642,000
CF Industries Holdings, Inc.	20,000	4,810,600
Scotts Miracle-Gro Co. (The) - Class A	200,000	11,372,000
		25,824,600
Metals & Mining — 2.3%
Barrick Gold Corp.	750,000	13,725,000
Newmont Mining Corp.	500,000	12,720,000
		26,445,000
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
China Mobile Ltd. - ADR	100,000	4,861,000

Utilities — 1.6%
Electric Utilities — 1.6%
Edison International	150,000	8,716,500
Exelon Corp.	250,000	9,120,000
		17,836,500

Total Common Stocks (Cost $940,334,482)		$1,140,519,123

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2014

PUT OPTION CONTRACTS — 1.5%	Contracts	Value
Nasdaq 100 Index Option, 09/20/2014 at $3,550	325	$694,200
Russell 2000 Index Option, 09/20/2014 at $1,120	1,000	1,482,000
S&P 500 Index Option, 10/18/2014 at $1,900	4,500	14,872,500
Total Put Option Contracts (Cost $18,972,553)		$17,048,700

Total Investments at Value — 101.8% (Cost $959,307,035)		$1,157,567,823

MONEY MARKET FUNDS — 46.4%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	157,694,740	$157,694,740
First American Treasury Obligations Fund - Class Y, 0.00% (b)	370,710,378	370,710,378
Total Money Market Funds (Cost $528,405,118)		$528,405,118

Total Investments and Money Market Funds at Value — 148.2%
(Cost $1,487,712,153)		$1,685,972,941

Written Call Option Contracts — (48.5%)		(551,370,250)

Other Assets in Excess of Liabilities — 0.3%		2,702,610

Net Assets — 100.0%		$1,137,305,301

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2014.
See accompanying notes to financial statements.

29

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2014

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
09/20/2014 at $1,800	325	$66,251,250	$62,617,315
Russell 2000 Index Option,
09/20/2014 at $620	1,000	56,890,000	50,828,660
S&P 500 Index Option,
09/20/2014 at $1,000	4,500	428,229,000	406,658,972
Total Written Call Option Contracts		$551,370,250	$520,104,947

See accompanying notes to financial statements.

30

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2014

COMMON STOCKS — 19.7%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$62,010
ONEOK Partners L.P.	1,000	58,600
Williams Partners L.P.	1,000	54,290
		174,900
Materials — 16.8%
Metals & Mining — 16.8%
Agnico Eagle Mines Ltd.	400,000	15,320,000
AngloGold Ashanti Ltd. - ADR (b)	225,000	3,872,250
Barrick Gold Corp.	1,300,000	23,790,000
Compañía de Minas Buenaventura S.A. - ADR	400,000	4,724,000
Gold Fields Ltd. - ADR	250,000	930,000
Goldcorp, Inc.	400,000	11,164,000
Harmony Gold Mining Co. Ltd. - ADR (b)	125,000	371,250
Newmont Mining Corp.	950,000	24,167,999
Pan American Silver Corp.	300,000	4,605,000
Randgold Resources Ltd. - ADR	75,000	6,345,000
Sibanye Gold Ltd. - ADR	119,000	1,312,570
Silver Wheaton Corp.	300,000	7,881,000
Stillwater Mining Co. (b)	10,000	175,500
		104,658,569
Utilities — 2.9%
Electric Utilities — 2.0%
American Electric Power Co., Inc.	40,000	2,230,800
Duke Energy Corp.	333	24,706
Edison International	1,000	58,110
Entergy Corp.	55,000	4,514,950
Exelon Corp.	100,000	3,648,000
FirstEnergy Corp.	1,000	34,720
NextEra Energy, Inc.	1,000	102,480
Pepco Holdings, Inc.	1,000	27,480
Pinnacle West Capital Corp.	1,000	57,840
PPL Corp.	50,000	1,776,500
UNS Energy Corp.	1,000	60,410
		12,535,996
Multi-Utilities — 0.9%
Ameren Corp.	1,000	40,880
Dominion Resources, Inc.	1,000	71,520
DTE Energy Co.	1,000	77,870
PG&E Corp.	50,000	2,401,000

31

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 19.7% (continued)	Shares	Value
Utilities — 2.9% (continued)
Multi-Utilities — 0.9% (continued)
Public Service Enterprise Group, Inc.	65,000	$2,651,350
SCANA Corp.	1,000	53,810
TECO Energy, Inc.	1,000	18,480
		5,314,910

Total Common Stocks (Cost $111,195,771)		$122,684,375

U.S. TREASURY OBLIGATIONS — 63.6%	Par Value	Value
U.S. Treasury Bills (c) - 40.2%
0.03%, due 09/25/2014	$150,000,000	$149,991,450
0.05%, due 12/26/2014	100,000,000	99,969,700
		249,961,150
U.S. Treasury Inflation-Protected Notes — 7.3%
2.00%, due 07/15/2014	31,439,000	31,512,693
2.50%, due 01/15/2029	11,040,800	13,944,188
		45,456,881
U.S. Treasury Notes — 16.1%
1.50%, due 01/31/2019	50,000,000	49,974,600
2.50%, due 08/15/2023	50,000,000	50,304,700
		100,279,300

Total U.S. Treasury Obligations (Cost $391,968,300)		$395,697,331

EXCHANGE-TRADED FUNDS — 1.6%	Shares	Value
iShares Gold Trust (b)	10,000	$128,800
SPDR DB International Government Inflation-Protected Bond ETF	160,000	9,921,600
SPDR Gold Shares (b)	2,000	256,080
Total Exchange-Traded Funds (Cost $7,553,868)		$10,306,480

Total Investments at Value — 84.9% (Cost $510,717,939)		$528,688,186

32

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2014

MONEY MARKET FUNDS — 15.1%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (d)	26,823,573	$26,823,573
First American Treasury Obligations Fund - Class Y, 0.00% (d)	67,254,999	67,254,999
Total Money Market Funds (Cost $94,078,572)		$94,078,572

Total Investments and Money Market Funds at Value — 100.0%
(Cost $604,796,511)		$622,766,758

Liabilities in Excess of Other Assets — (0.0%) (a)		(272,602)

Net Assets — 100.0%		$622,494,156

ADR - American Depositary Receipt.
(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of June 30, 2014.
See accompanying notes to financial statements.

33

Hussman Strategic International Fund Schedule of Investments
June 30, 2014

COMMON STOCKS — 66.5%	Shares	Value
Argentina — 0.5%
Telecom Argentina S.A. - ADR	20,000	$471,000

Australia — 1.7%
Leighton Holdings Ltd. (a)	40,000	742,736
Sonic Healthcare Ltd. (a)	63,000	1,030,616
		1,773,352
Austria — 0.3%
OMV AG (a)	8,000	361,375

Belgium — 1.1%
Belgacom S.A. (a)	15,000	497,917
Colruyt S.A. (a)	12,000	609,452
Van de Velde N.V.	1,000	53,194
		1,160,563
Canada — 9.9%
Canadian Natural Resources Ltd.	15,000	689,237
Canadian Oil Sands Ltd.	40,000	906,424
Cascades, Inc.	90,000	557,518
Cogeco Cable, Inc.	20,000	1,107,540
Gildan Activewear, Inc.	22,000	1,296,228
Jean Coutu Group (PJC), Inc. (The) - Class A	55,000	1,167,987
Leon's Furniture Ltd.	5,000	67,944
MacDonald, Dettwiler & Associates Ltd.	10,000	816,550
Shaw Communications, Inc. - Class B	48,000	1,230,758
Suncor Energy, Inc.	15,000	639,614
Transcontinental, Inc. - Class A	80,000	1,123,846
WestJet Airlines Ltd.	30,000	736,610
		10,340,256
Finland — 1.5%
Atria plc	22,000	212,966
Lassila & Tikanoja Oyj (a)	45,000	927,056
Tieto Oyj (a)	15,000	443,608
		1,583,630
France — 6.2%
Albioma (a)	25,462	647,916
Alten S.A. (a)	25,000	1,187,759
Bouygues S.A. (a)	15,000	624,110
Casino Guichard-Perrachon S.A. (a)	7,500	994,284
Electricite de France S.A. (a)	29,000	913,087
Infotel S.A.	15,330	422,318

34

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 66.5% (continued)	Shares	Value
France — 6.2% (continued)
Ipsen S.A. (a)	12,000	$542,428
Neopost S.A. (a)	14,000	1,048,454
Stallergenes S.A.	1,408	108,518
		6,488,874
Germany — 2.1%
Deutsche Telekom AG (a)	60,000	1,052,269
STRATEC Biomedical AG	11,816	609,850
Wincor Nixdorf AG (a)	10,000	569,476
		2,231,595
India — 0.7%
Wipro Ltd. - ADR	60,718	721,937

Italy — 1.9%
Enel S.P.A. (a)	125,000	727,030
Società Iniziative Autostradali e Servizi S.P.A. (a)	60,000	769,865
Terna - Rete Elettrica Nazionale S.P.A. (a)	100,000	526,855
		2,023,750
Japan — 8.8%
ABC-MART, Inc. (a)	20,000	1,070,180
Disco Corp. (a)	10,000	671,969
Ibiden Co., Ltd. (a)	50,000	1,008,679
KDDI Corp. (a)	19,000	1,159,201
Nitori Holdings Co. Ltd. (a)	4,000	218,837
Nomura Research Institute Ltd. (a)	20,000	630,080
Ricoh Co. Ltd. (a)	50,000	595,902
SoftBank Corp. (a)	10,000	745,193
Sogo Medical Co. Ltd. (a)	15,000	678,328
Sugi Holdings Co. Ltd. (a)	23,000	1,049,431
TDK Corp. (a)	10,000	469,484
Trend Micro, Inc. (a)	15,000	494,254
Yaoko Co. Ltd. (a)	8,600	454,217
		9,245,755
Netherlands — 1.4%
Aegon N.V. (a)	55,000	479,757
Koninklijke Boskalis Westminster N.V. (a)	10,000	573,436
Ziggo N.V. (a)	10,000	462,433
		1,515,626
New Zealand — 1.0%
Telecom Corp. of New Zealand Ltd. - ADR	92,500	1,084,100

35

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 66.5% (continued)	Shares	Value
Norway — 2.3%
Bakkafrost P/F (a)	50,000	$973,830
Ekornes ASA (a)	5,000	66,771
Statoil ASA (a)	25,000	768,480
Tomra Systems ASA	67,243	547,040
		2,356,121
Portugal — 1.2%
EDP-Energias de Portugal S.A. (a)	250,000	1,254,317

Spain — 6.2%
ADVEO Group International S.A. (a)	22,000	532,586
Enagas S.A. (a)	40,000	1,287,466
Endesa S.A. (a)	30,000	1,159,924
Iberdrola S.A. (a)	179,861	1,375,760
Indra Sistemas S.A. (a)	70,000	1,249,870
Red Electrica Corp. S.A. (a)	10,000	914,059
		6,519,665
Sweden — 0.8%
Axfood AB	5,000	271,556
Clas Ohlson AB - B Shares	30,000	611,731
		883,287
Switzerland — 4.6%
Bachem Holding AG	1,000	55,313
Kudelski S.A. (a)	40,000	701,101
Lonza Group AG (a)	12,000	1,305,027
Novartis AG - ADR	14,000	1,267,420
Straumann Holding AG (a)	3,000	694,141
Tamedia AG	6,000	784,871
		4,807,873
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,000	1,176,450

United Kingdom — 13.2%
Admiral Group plc (a)	48,000	1,271,987
AstraZeneca plc - ADR	21,500	1,597,665
British Sky Broadcasting Group plc	78,000	1,206,881
GlaxoSmithKline plc - ADR	23,500	1,256,780
HomeServe plc	75,000	413,351
Inmarsat plc (a)	60,000	766,982
J Sainsbury plc (a)	180,000	971,743
J.D. Wetherspoon plc	26,849	363,501

36

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 66.5% (continued)	Shares	Value
United Kingdom — 13.2% (continued)
National Grid plc - ADR	10,500	$780,990
Reckitt Benckiser Group plc - ADR	75,000	1,312,500
Smith & Nephew plc - ADR	19,500	1,740,960
SSE plc (a)	35,000	937,724
Tesco plc (a)	230,000	1,117,971
William Morrison Supermarkets plc (a)	40,000	125,465
		13,864,500

Total Common Stocks (Cost $56,211,848)		$69,864,026

EXCHANGE-TRADED FUNDS — 8.5%	Shares	Value
iShares MSCI Germany ETF	55,000	$1,720,400
iShares MSCI Italy Capped ETF	100,000	1,738,000
iShares MSCI Netherlands ETF	68,000	1,740,800
iShares MSCI Spain Capped ETF	45,000	1,926,900
iShares MSCI Switzerland Capped ETF	52,500	1,801,800
Total Exchange-Traded Funds (Cost $8,167,143)		$8,927,900

PUT OPTION CONTRACTS — 0.0% (b)	Contracts	Value
S&P 500 Index Option, 09/20/2014 at $1,150 (Cost $2,239)	85	$1,020

Total Investments at Value — 75.0% (Cost $64,381,230)		$78,792,946

37

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2014

MONEY MARKET FUNDS — 21.2%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (c) (Cost $22,219,276)	22,219,276	$22,219,276

Total Investments and Money Market Funds at Value — 96.2%
(Cost $86,600,506)		$101,012,222

Written Call Options — (6.5%)		(6,814,195)

Other Assets in Excess of Liabilities — 10.3%		10,771,967

Net Assets — 100.0%		$104,969,994

ADR - American Depositary Receipt.
(a)	Fair value priced (Note 1). Fair valued securities totaled $42,452,878 at June 30, 2014, representing 40.4% of net assets.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of June 30, 2014.
See accompanying notes to financial statements.

38

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
June 30, 2014

Sector/Industry	% of Net Assets
Consumer Discretionary — 7.7%
Hotels, Restaurants & Leisure	0.3%
Household Durables	0.1%
Media	4.1%
Specialty Retail	1.9%
Textiles, Apparel & Luxury Goods	1.3%
Consumer Staples — 9.5%
Food & Staples Retailing	7.1%
Food Products	1.1%
Household Products	1.3%
Energy — 3.2%
Oil, Gas & Consumable Fuels	3.2%
Financials — 1.7%
Insurance	1.7%
Health Care — 9.7%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	1.0%
Life Sciences Tools & Services	1.3%
Pharmaceuticals	4.5%
Industrials — 6.1%
Airlines	0.7%
Commercial Services & Supplies	3.4%
Construction & Engineering	1.3%
Transportation Infrastructure	0.7%
Information Technology — 12.3%
Electronic Equipment, Instruments & Components	2.1%
Internet Software & Services	0.7%
IT Services	3.4%
Semiconductors & Semiconductor Equipment	1.8%
Software	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Materials — 1.1%
Construction Materials	0.6%
Containers & Packaging	0.5%
Telecommunication Services — 5.2%
Diversified Telecommunication Services	4.1%
Wireless Telecommunication Services	1.1%
Utilities — 10.0%
Electric Utilities	7.4%
Gas Utilities	1.2%
Independent Power and Renewable Electricity Producers	0.6%
Multi-Utilities	0.8%
66.5%

See accompanying notes to financial statements.

39

Hussman Strategic International Fund Schedule of Futures Contracts
June 30, 2014

FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Dollar Index Future	09/17/2014	100	$7,981,500	$(84,677)

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2014

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index Future	09/19/2014	975	$43,079,688	$180,015
FTSE 100 Index Future	09/19/2014	150	17,206,675	225,675
Total Futures Contracts Sold Short			$60,286,363	$405,690

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Open Written Option Contracts
June 30, 2014

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/20/2014 at $1,150	85	$6,814,195	$6,477,736

See accompanying notes to financial statements.

40

Hussman Strategic Dividend Value Fund Schedule of Investments
June 30, 2014

COMMON STOCKS — 89.6%	Shares	Value
Consumer Discretionary — 12.5%
Leisure Products — 1.5%
Mattel, Inc.	4,000	$155,880

Media — 1.3%
Harte-Hanks, Inc.	20,000	143,800

Multiline Retail — 3.9%
Kohl's Corp.	4,150	218,622
Target Corp.	3,500	202,825
		421,447
Specialty Retail — 4.3%
American Eagle Outfitters, Inc.	13,750	154,275
Big 5 Sporting Goods Corp.	2,550	31,288
Rent-A-Center, Inc.	6,000	172,080
Staples, Inc.	9,750	105,690
		463,333
Textiles, Apparel & Luxury Goods — 1.5%
Coach, Inc.	4,750	162,403

Consumer Staples — 21.6%
Beverages — 7.5%
Coca-Cola Co. (The)	6,000	254,160
Dr Pepper Snapple Group, Inc.	5,000	292,900
PepsiCo, Inc.	2,900	259,086
		806,146
Food & Staples Retailing — 5.2%
Safeway, Inc.	7,500	257,550
Sysco Corp.	1,500	56,175
Wal-Mart Stores, Inc.	3,350	251,485
		565,210
Food Products — 4.0%
Campbell Soup Co.	5,250	240,502
Kellogg Co.	3,000	197,100
		437,602
Household Products — 4.9%
Clorox Co. (The)	3,000	274,200
Procter & Gamble Co. (The)	3,250	255,418
		529,618
Energy — 10.2%
Energy Equipment & Services — 4.5%
Ensco plc - Class A	4,750	263,957

41

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 89.6% (continued)	Shares	Value
Energy — 10.2% (continued)
Energy Equipment & Services — 4.5% (continued)
Transocean Ltd.	5,000	$225,150
		489,107
Oil, Gas & Consumable Fuels — 5.7%
BP plc - ADR	2,600	137,150
Exxon Mobil Corp.	2,800	281,904
Kinder Morgan, Inc.	5,250	190,365
		609,419
Health Care — 12.1%
Health Care Equipment & Supplies — 3.9%
Baxter International, Inc.	3,725	269,318
Meridian Bioscience, Inc.	7,500	154,800
		424,118
Health Care Providers & Services — 2.6%
National HealthCare Corp.	2,000	112,580
Owens & Minor, Inc.	5,000	169,900
		282,480
Pharmaceuticals — 5.6%
AstraZeneca plc - ADR	2,000	148,620
Eli Lilly & Co.	5,000	310,850
Johnson & Johnson	1,325	138,621
		598,091
Information Technology — 24.9%
Communications Equipment — 2.4%
Cisco Systems, Inc.	10,400	258,440

Internet Software & Services — 1.4%
j2 Global, Inc.	3,000	152,580

IT Services — 2.1%
Blackhawk Network Holdings, Inc. - Class B (a)	1,232	33,079
CSG Systems International, Inc.	7,500	195,825
		228,904
Semiconductors & Semiconductor Equipment — 9.0%
Intel Corp.	11,000	339,900
Intersil Corp. - Class A	7,500	112,125
KLA-Tencor Corp.	3,150	228,816
Maxim Integrated Products, Inc.	8,500	287,385
		968,226

42

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2014

COMMON STOCKS — 89.6% (continued)	Shares	Value
Information Technology — 24.9% (continued)
Software — 6.2%
CA, Inc.	5,000	$143,700
EPIQ Systems, Inc.	15,000	210,750
Microsoft Corp.	7,500	312,750
		667,200
Technology Hardware, Storage & Peripherals — 3.8%
Canon, Inc. - ADR	7,000	229,250
Lexmark International, Inc. - Class A	3,750	180,600
		409,850
Materials — 3.8%
Chemicals — 1.3%
Scotts Miracle-Gro Co. (The) - Class A	2,500	142,150

Containers & Packaging — 2.5%
Greif, Inc. - Class A	5,000	272,800

Telecommunication Services — 2.5%
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	7,750	274,040

Utilities — 2.0%
Electric Utilities — 1.6%
Entergy Corp.	2,050	168,285

Water Utilities — 0.4%
Consolidated Water Co. Ltd.	4,000	47,080

Total Common Stocks (Cost $9,021,790)		$9,678,209

PUT OPTION CONTRACTS — 0.0% (b)	Contracts	Value
S&P 500 Index Option, 09/20/2014 at $1,280 (Cost $873)	24	$480

Total Investments at Value — 89.6% (Cost $9,022,663)		$9,678,689

43

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2014

MONEY MARKET FUNDS — 26.4%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	852,916	$852,916
First American Treasury Obligations Fund - Class Y, 0.00% (c)	1,993,472	1,993,472
Total Money Market Funds (Cost $2,846,388)		$2,846,388

Total Investments and Money Market Funds at Value — 116.0%
(Cost $11,869,051)		$12,525,077

Written Call Option Contracts — (14.9%)		(1,612,200)

Liabilities in Excess of Other Assets — (1.1%)		(113,844)

Net Assets — 100.0%		$10,799,033

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of June 30, 2014.
See accompanying notes to financial statements.

44

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
June 30, 2014

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/20/2014 at $1,280	24	$1,612,200	$1,517,248

See accompanying notes to financial statements.

45

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2014

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$959,307,035	$510,717,939
At value (Note 1)	$1,157,567,823	$528,688,186
Investments in money market funds	528,405,118	94,078,572
Cash	29,000	—
Dividends and interest receivable	711,558	1,243,176
Receivable for investment securities sold	18,864,543	—
Receivable for capital shares sold	608,279	149,003
Other assets	42,286	11,492
Total Assets	1,706,228,607	624,170,429

LIABILITIES
Dividends payable	—	228,926
Written call options, at value (Notes 1 and 4) (premiums received $520,104,947)	551,370,250	—
Payable for investment securities purchased	15,331,223	—
Payable for capital shares redeemed	1,188,774	1,103,600
Accrued investment advisory fees (Note 3)	806,092	191,078
Payable to administrator (Note 3)	97,760	58,850
Other accrued expenses	129,207	93,819
Total Liabilities	568,923,306	1,676,273
NET ASSETS	$1,137,305,301	$622,494,156

Net assets consist of:
Paid-in capital	$2,945,155,876	$710,773,336
Undistributed net investment income	1,328,014	2,632,110
Accumulated net realized losses from security transactions and option contracts	(1,976,174,074)	(108,881,537)
Net unrealized appreciation (depreciation) on:
Investment securities	200,184,641	17,970,247
Option contracts	(33,189,156)	—
NET ASSETS	$1,137,305,301	$622,494,156

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	116,749,363	53,544,632

Net asset value, offering price and redemption price per share(a) (Note 1)	$9.74	$11.63

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

46

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2014

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$64,381,230	$9,022,663
At value (Note 1)	$78,792,946	$9,678,689
Investments in money market funds	22,219,276	2,846,388
Foreign currency (Cost $56,239)	56,314	—
Dividends receivable	278,858	19,040
Reclaims receivable	180,040	—
Receivable for capital shares sold	70,048	1,100
Receivable from Adviser (Note 3)	—	31,942
Variation margin receivable (Notes 1 and 4)	2,449,435	—
Margin deposits for futures contracts (Cost $7,956,513) (Notes 1 and 4)	8,030,683	—
Other assets	48,108	19,913
Total Assets	112,125,708	12,597,072

LIABILITIES
Dividends payable	—	2,502
Written call options, at value (Notes 1 and 4) (premiums received $6,477,736 and $1,517,248, respectively)	6,814,195	1,612,200
Payable for investment securities purchased	56,314	—
Payable for capital shares redeemed	54,756	137,099
Variation margin payable (Notes 1 and 4)	53,805	—
Accrued investment advisory fees (Note 3)	81,347	—
Payable to administrator (Note 3)	11,975	6,490
Other accrued expenses	83,322	39,748
Total Liabilities	7,155,714	1,798,039
NET ASSETS	$104,969,994	$10,799,033

Net assets consist of:
Paid-in capital	$108,034,006	$9,370,717
Undistributed net investment income	759,366	9,032
Accumulated net realized gains (losses) from security transactions and option and futures contracts	(18,307,600)	858,210
Net unrealized appreciation (depreciation) on:
Investment securities	14,412,935	656,419
Option contracts	(337,678)	(95,345)
Futures contracts	321,013	—
Translation of assets and liabilities in foreign currencies	87,952	—
NET ASSETS	$104,969,994	$10,799,033

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,603,337	1,016,603

Net asset value, offering price and redemption price per share (a) (Note 1)	$9.90	$10.62

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2014

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$22,588,691	$1,851,660
Foreign withholding taxes on dividends	(226,609)	(59,648)
Interest	—	13,508,760
Total Income	22,362,082	15,300,772

EXPENSES
Investment advisory fees (Note 3)	13,417,978	4,046,647
Transfer agent, account maintenance and shareholder services fees (Note 3)	1,328,376	685,175
Administration fees (Note 3)	843,898	504,243
Professional fees	217,511	88,942
Custodian and bank service fees	195,466	76,282
Fund accounting fees (Note 3)	129,429	95,464
Postage and supplies	138,315	79,601
Trustees' fees and expenses (Note 3)	86,322	86,322
Registration and filing fees	60,128	56,977
Insurance expense	72,215	42,468
Printing of shareholder reports	67,989	40,559
Compliance services fees (Note 3)	35,370	21,253
Other expenses	25,489	20,591
Total Expenses	16,618,486	5,844,524
Less fee reductions by the Adviser (Note 3)	(666,017)	(733,334)
Net Expenses	15,952,469	5,111,190

NET INVESTMENT INCOME	6,409,613	10,189,582

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	462,344,937	580,800
Option contracts	(466,739,962)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(40,193,044)	28,580,927
Option contracts	(63,587,711)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS	(108,175,780)	29,161,727

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(101,766,167)	$39,351,309

See accompanying notes to financial statements.

48

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2014

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$2,391,025	$602,712
Foreign withholding taxes on dividends	(293,206)	(5,885)
Total Income	2,097,819	596,827

EXPENSES
Investment advisory fees (Note 3)	920,306	255,233
Professional fees	94,071	80,280
Trustees' fees and expenses (Note 3)	86,322	86,322
Administration fees (Note 3)	67,881	24,565
Transfer agent, account maintenance and shareholder services fees (Note 3)	58,144	28,763
Fund accounting fees (Note 3)	45,754	32,829
Registration and filing fees	31,762	30,022
Custodian fees	50,010	8,167
Pricing fees	31,463	1,914
Postage and supplies	13,080	9,514
Printing of shareholder reports	10,133	7,735
Compliance services fees (Note 3)	6,560	5,092
Insurance expense	3,714	1,609
Other expenses	19,922	18,725
Total Expenses	1,439,122	590,770
Less fee reductions by the Adviser (Note 3)	—	(236,279)
Net Expenses	1,439,122	354,491

NET INVESTMENT INCOME	658,697	242,336

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	5,621,369	3,001,987
Option contracts	(3,016,679)	(1,863,478)
Futures contracts	(10,277,846)	—
Foreign currency transactions	100,887	—
Net change in unrealized appreciation (depreciation) on:
Investments	10,325,166	(437,020)
Option contracts	(551,910)	(149,507)
Futures contracts	(798,501)	—
Foreign currency translation	312,786	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	1,715,272	551,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,373,969	$794,318

See accompanying notes to financial statements.

49

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$6,409,613	$35,796,702
Net realized gains (losses) from:
Security transactions	462,344,937	672,055,115
Option contracts	(466,739,962)	(1,040,615,247)
Net change in unrealized appreciation (depreciation) on:
Investments	(40,193,044)	(197,974,220)
Option contracts	(63,587,711)	207,399,843
Net decrease in net assets resulting from operations	(101,766,167)	(323,337,807)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(14,172,416)	(46,271,836)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	222,848,160	630,539,623
Net asset value of shares issued in reinvestment of distributions to shareholders	11,361,459	30,810,496
Proceeds from redemption fees collected (Note 1)	114,352	291,248
Payments for shares redeemed	(1,020,003,346)	(3,189,916,948)
Net decrease in net assets from capital share transactions	(785,679,375)	(2,528,275,581)

TOTAL DECREASE IN NET ASSETS	(901,617,958)	(2,897,885,224)

NET ASSETS
Beginning of year	2,038,923,259	4,936,808,483
End of year	$1,137,305,301	$2,038,923,259

UNDISTRIBUTED NET INVESTMENT INCOME	$1,328,014	$9,086,977

CAPITAL SHARE ACTIVITY
Shares sold	22,083,715	57,939,435
Shares reinvested	1,148,782	2,876,797
Shares redeemed	(100,931,695)	(296,176,122)
Net decrease in shares outstanding	(77,699,198)	(235,359,890)
Shares outstanding at beginning of year	194,448,561	429,808,451
Shares outstanding at end of year	116,749,363	194,448,561

See accompanying notes to financial statements.

50

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$10,189,582	$12,794,428
Net realized gains (losses) from security transactions	580,800	(92,312,067)
Net change in unrealized appreciation (depreciation) on investments	28,580,927	(47,355,271)
Net increase (decrease) in net assets resulting from operations	39,351,309	(126,872,910)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,021,030)	(12,116,495)
From net realized gains	—	(51,486,341)
Decrease in net assets from distributions to shareholders	(9,021,030)	(63,602,836)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	87,660,705	303,553,582
Net asset value of shares issued in reinvestment of distributions to shareholders	7,927,821	55,698,799
Proceeds from redemption fees collected (Note 1)	55,944	104,623
Payments for shares redeemed	(702,705,059)	(1,590,721,639)
Net decrease in net assets from capital share transactions	(607,060,589)	(1,231,364,635)

TOTAL DECREASE IN NET ASSETS	(576,730,310)	(1,421,840,381)

NET ASSETS
Beginning of year	1,199,224,466	2,621,064,847
End of year	$622,494,156	$1,199,224,466

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,632,110	$(465,141)

CAPITAL SHARE ACTIVITY
Shares sold	7,825,850	25,070,900
Shares reinvested	703,927	4,620,192
Shares redeemed	(63,145,544)	(133,330,888)
Net decrease in shares outstanding	(54,615,767)	(103,639,796)
Shares outstanding at beginning of year	108,160,399	211,800,195
Shares outstanding at end of year	53,544,632	108,160,399

See accompanying notes to financial statements.

51

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$658,697	$616,531
Net realized gains (losses) from:
Security transactions	5,621,369	4,603,155
Option contracts	(3,016,679)	(4,654,698)
Futures contracts	(10,277,846)	(8,797,151)
Foreign currency transactions	100,887	350,785
Net change in unrealized appreciation (depreciation) on:
Investments	10,325,166	4,763,927
Option contracts	(551,910)	897,580
Futures contracts	(798,501)	3,011,063
Foreign currency translation	312,786	(301,770)
Net increase in net assets resulting from operations	2,373,969	489,422

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(747,075)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,284,327	24,157,041
Net asset value of shares issued in reinvestment of distributions to shareholders	642,147	—
Proceeds from redemption fees collected (Note 1)	39,940	1,170
Payments for shares redeemed	(23,923,290)	(24,067,385)
Net increase in net assets from capital share transactions	15,043,124	90,826

TOTAL INCREASE IN NET ASSETS	16,670,018	580,248

NET ASSETS
Beginning of year	88,299,976	87,719,728
End of year	$104,969,994	$88,299,976

UNDISTRIBUTED NET INVESTMENT INCOME	$759,366	$746,857

CAPITAL SHARE ACTIVITY
Shares sold	3,908,585	2,513,749
Shares reinvested	66,064	—
Shares redeemed	(2,439,951)	(2,506,020)
Net increase in shares outstanding	1,534,698	7,729
Shares outstanding at beginning of year	9,068,639	9,060,910
Shares outstanding at end of year	10,603,337	9,068,639

See accompanying notes to financial statements.

52

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$242,336	$41,837
Net realized gains (losses) from:
Security transactions	3,001,987	475,226
Option contracts	(1,863,478)	(798,023)
Net change in unrealized appreciation (depreciation) on:
Investments	(437,020)	1,123,801
Option contracts	(149,507)	101,428
Net increase in net assets resulting from operations	794,318	944,269

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(235,304)	(41,882)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,374,180	29,441,449
Net asset value of shares issued in reinvestment of distributions to shareholders	226,672	40,147
Proceeds from redemption fees collected (Note 1)	2,978	2,548
Payments for shares redeemed	(33,897,442)	(2,851,094)
Net increase (decrease) in net assets from capital share transactions	(22,293,612)	26,633,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,734,598)	27,535,437

NET ASSETS
Beginning of year	32,533,631	4,998,194
End of year	$10,799,033	$32,533,631

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$9,032	$(42)

CAPITAL SHARE ACTIVITY
Shares sold	1,078,364	2,893,028
Shares reinvested	21,314	3,960
Shares redeemed	(3,201,106)	(282,644)
Net increase (decrease) in shares outstanding	(2,101,428)	2,614,344
Shares outstanding at beginning of year	3,118,031	503,687
Shares outstanding at end of year	1,016,603	3,118,031

See accompanying notes to financial statements.

53

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value at beginning of year	$10.49		$11.49		$12.28	$13.45	$12.99

Income (loss) from investment operations:
Net investment income	0.08		0.15		0.08	0.05	0.00	(a)
Net realized and unrealized gains (losses) on investments and option contracts	(0.72)		(1.00)		(0.81)	(1.19)	0.48
Total from investment operations	(0.64)		(0.85)		(0.73)	(1.14)	0.48

Less distributions:
Dividends from net investment income	(0.11)		(0.15)		(0.06)	(0.03)	(0.02)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of year	$9.74		$10.49		$11.49	$12.28	$13.45

Total return (b)	(6.11%	)	(7.41%	)	(5.97% )	(8.49% )	3.68%

Net assets at end of year (000's)	$1,137,305		$2,038,923		$4,936,808	$5,644,066	$6,185,342

Ratio of net expenses to average net assets	1.07%	(c)	1.08%	(c)	1.05%	1.03%	1.05%

Ratio of net investment income to average net assets	0.43%		1.08%		0.66%	0.39%	0.04%

Portfolio turnover rate	141%		125%		72%	67%	111%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.12% and 1.09% for the years ended June 30, 2014 and June 30, 2013, respectively (Note 3).
See accompanying notes to financial statements.

54

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value at beginning of year	$11.09		$12.38	$12.19	$12.41	$11.87

Income (loss) from investment operations:
Net investment income	0.16		0.10	0.07	0.07	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	0.52		(1.03)	0.43	0.37	0.69
Total from investment operations	0.68		(0.93)	0.50	0.44	0.87

Less distributions:
Dividends from net investment income	(0.14)		(0.09)	(0.07)	(0.12)	(0.16)
Distributions from net realized gains	—		(0.27)	(0.24)	(0.54)	(0.17)
Total distributions	(0.14)		(0.36)	(0.31)	(0.66)	(0.33)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.63		$11.09	$12.38	$12.19	$12.41

Total return (b)	6.19%		(7.71% )	4.14%	3.53%	7.44%

Net assets at end of year (000's)	$622,494		$1,199,224	$2,621,065	$2,339,289	$1,884,985

Ratio of net expenses to average net assets	0.63%	(c)	0.64% (c)	0.63%	0.64%	0.67%

Ratio of net investment income to average net assets	1.26%		0.62%	0.57%	0.61%	1.59%

Portfolio turnover rate	216%		114%	78%	254%	69%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.72% and 0.65% for the years ended June 30, 2014 and June 30, 2013, respectively (Note 3).
See accompanying notes to financial statements.

55

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2014	Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011		Period Ended June 30, 2010(a)
Net asset value at beginning of period	$9.74	$9.68		$10.54	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07		0.00 (b)	0.04		(0.03)
Net realized and unrealized gains (losses) on investments and option and futures contracts	0.18	(0.01)		(0.65)	0.54		0.11
Total from investment operations	0.23	0.06		(0.65)	0.58		0.08

Less distributions:
Dividends from net investment income	(0.07)	—		(0.05)	—		—
Distributions from net realized gains	—	—		(0.16)	(0.12)		—
Total distributions	(0.07)	—		(0.21)	(0.12)		—

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)	—

Net asset value at end of period	$9.90	$9.74		$9.68	$10.54		$10.08

Total return (c)	2.36%	0.62%		(6.14% )	5.83%		0.80%	(d)

Net assets at end of period (000's)	$104,970	$88,300		$87,720	$65,226		$8,802

Ratio of net expenses to average net assets	1.48%	1.60%		1.93%	2.00%	(e)	2.00%	(e)(f)

Ratio of net investment income (loss) to average net assets	0.68%	0.69%		0.24%	0.63%		(0.67%	)(f)

Portfolio turnover rate	59%	58%		51%	39%		13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 5.00%(f) for the periods ended June 30, 2011 and 2010, respectively.
(f)	Annualized.
See accompanying notes to financial statements.

56

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2014		Year Ended June 30, 2013		Period Ended June 30, 2012(a)
Net asset value at beginning of period	$10.43		$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.13		0.03		0.04
Net realized and unrealized gains (losses) on investments and option contracts	0.18		0.51		(0.08)
Total from investment operations	0.31		0.54		(0.04)

Less distributions:
Dividends from net investment income	(0.12)		(0.03)		(0.04)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value at end of period	$10.62		$10.43		$9.92

Total return (c)	2.96%		5.42%		(0.41%	)(d)

Net assets at end of period (000's)	$10,799		$32,534		$4,998

Ratio of net expenses to average net assets (e)	1.25%		1.25%		1.25%	(f)

Ratio of net investment income to average net assets	0.86%		0.25%		1.01%	(f)

Portfolio turnover rate	100%		57%		11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.09%, 2.85% and 7.04%(f) for the periods ended June 30, 2014, 2013 and 2012, respectively (Note 3).
(f)	Annualized.
See accompanying notes to financial statements.

57

Hussman Investment Trust Notes to Financial Statements
June 30, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a "Fund," and collectively, the "Funds") are diversified separate, series of Hussman Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.
Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.
Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.
Hussman Strategic International Fund's investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.
Hussman Strategic Dividend Value Fund's investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.
Securities, Options and Futures Valuation — The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at

58

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees under circumstances where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of securities used to calculate a Fund's net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.
Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the "Adviser") to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2014, all options held by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.
Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.
In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple

59

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.
Accounting principles generally accepted in the United States ("GAAP") establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.
Various inputs are used in determining the value of each of the Funds' investments. These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
•	Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund's own assumptions that market participants would use to price the asset or liability based on the best available information.
Option contracts purchased and written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using "other significant observable inputs" at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various "other significant observable inputs" including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Strategic International Fund's pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security's fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price used to calculate its net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign portfolio securities, fair valuation may be used more frequently than for other funds.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

61

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

The following is a summary of the inputs used to value each Fund's investments and other financial instruments as of June 30, 2014 by security type:
Hussman Strategic Growth Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$1,140,519,123	$—	$—	$1,140,519,123
Put Option Contracts	—	17,048,700	—	17,048,700
Money Market Funds	528,405,118	—	—	528,405,118
Total Investments in Securities and Money Market Funds	$1,668,924,241	$17,048,700	$—	$1,685,972,941

Other Financial Instruments:
Written Call Option Contracts	$—	$(551,370,250)	$—	$(551,370,250)
Total Other Financial Instruments	$—	$(551,370,250)	$—	$(551,370,250)

Hussman Strategic Total Return Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$122,684,375	$—	$—	$122,684,375
U.S. Treasury Obligations	—	395,697,331	—	395,697,331
Exchange-Traded Funds	10,306,480	—	—	10,306,480
Money Market Funds	94,078,572	—	—	94,078,572
Total Investments in Securities and Money Market Funds	$227,069,427	$395,697,331	$—	$622,766,758

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic International Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$27,411,148	$42,452,878	$—	$69,864,026
Exchange-Traded Funds	8,927,900	—	—	8,927,900
Put Option Contracts	—	1,020	—	1,020
Money Market Funds	22,219,276	—	—	22,219,276
Total Investments in Securities and Money Market Funds	$58,558,324	$42,453,898	$—	$101,012,222

Other Financial Instruments:
Futures Contracts	$(84,677)	$—	$—	$(84,677)
Futures Contracts Sold Short	405,690	—	—	405,690
Written Call Option Contracts	—	(6,814,195)	—	(6,814,195)
Total Other Financial Instruments	$321,013	$(6,814,195)	$—	$(6,493,182)

Hussman Strategic Dividend Value Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$9,678,209	$—	$—	$9,678,209
Put Option Contracts	—	480	—	480
Money Market Funds	2,846,388	—	—	2,846,388
Total Investments in Securities and Money Market Funds	$12,524,597	$480	$—	$12,525,077

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,612,200)	$—	$(1,612,200)
Total Other Financial Instruments	$—	$(1,612,200)	$—	$(1,612,200)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Each Fund's Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund's holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2014, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on June 30, 2014 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:
	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$927,056	$1,246,788

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2014. It is the Funds' policy to recognize transfers into and out of any Level at the end of the reporting period.
Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds' exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.
Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds' portfolio securities. To the

64

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

extent there is a correlation between a Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund's exposure to general market risk.
When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund's Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called the "initial margin deposit." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.
Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:
A.	The market values of investment securities and other assets and liabilities are translated as of the close of the New York Stock Exchange each day.
B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

65

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.
Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.
Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund's assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the years ended June 30, 2014 and June 30, 2013, proceeds from redemption fees, recorded in capital, totaled $114,352 and $291,248, respectively, for Hussman Strategic Growth Fund; $55,944 and $104,623, respectively, for Hussman Strategic Total Return Fund; $39,940 and $1,170, respectively, for Hussman Strategic International Fund; and $2,978 and $2,548, respectively, for Hussman Strategic Dividend Value Fund.
Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.
Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either temporary or

66

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions. The tax character of distributions paid by the Funds during the years ended June 30, 2014 and June 30, 2013 was ordinary income.
Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.
Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.
Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

67

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

The tax character of accumulated earnings (deficit) at June 30, 2014 was as follows:
	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation on investments	$231,188,869	$15,165,943	$14,420,189	$751,370
Net unrealized depreciation on written options	(31,265,303)	—	(336,459)	(94,952)
Net unrealized appreciation on futures contracts	—	—	321,013	—
Net unrealized appreciation of assets and liabilities in foreign currencies	—	—	87,952	—
Accumulated undistributed ordinary income	1,328,014	2,861,036	759,366	774,400
Capital loss carryforwards	(2,009,102,158)	(106,077,233)	(18,316,072)	—
Other temporary differences	—	(228,926)	—	(2,502)
Total accumulated earnings (deficit)	$(1,807,850,578)	$(88,279,180)	$(3,064,012)	$1,428,316

The following information is based upon the federal income tax cost of investment securities as of June 30, 2014:
	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$1,487,973,223	$607,600,813	$86,608,698	$11,869,051
Gross unrealized appreciation	$207,409,344	$17,657,848	$15,073,996	$956,678
Gross unrealized depreciation	(9,409,626)	(2,491,903)	(670,472)	(300,652)
Net unrealized appreciation	$197,999,718	$15,165,945	$14,403,524	$656,026

The difference between the federal income tax cost of portfolio investments and their financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These "book/tax" differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales, and adjustments to basis on publicly traded partnerships.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

During the year ended June 30, 2014, Hussman Strategic Growth Fund utilized $5,561,255 of capital loss carryforwards to offset current year gains.
As of June 30, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	560,606,731	91,595,156	12,205,761	—
No expiration – long-term	248,095,071	14,482,077	6,110,311	—
	$2,009,102,158	$106,077,233	$18,316,072	$—

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addressed capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards for Hussman Strategic Growth Fund may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses, rather than being considered all short-term as required under previous regulation.

69

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

For the year ended June 30, 2014, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:
	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Undistributed net investment income	$3,840	$1,928,699	$100,887	$2,042
Accumulated net realized losses from security transactions	$(3,836)	$(1,892,530)	$(100,887)	$(2,042)
Paid-in capital	$(4)	$(36,169)	$—	$—

Such reclassifications have no effect on each Fund's total net assets or its net asset value per share.
Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed each Fund's tax positions taken on federal income tax returns for the current and all open tax years (tax years ended June 30, 2011 through June 30, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.
2. INVESTMENT TRANSACTIONS
During the year ended June 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $2,113,569,375 and $3,410,473,774, respectively, for Hussman Strategic Growth Fund; $297,917,384 and $341,911,954, respectively, for Hussman Strategic Total Return Fund; $40,980,147 and $41,130,784, respectively, for Hussman Strategic International Fund; and $18,534,835 and $25,732,894, respectively for Hussman Strategic Dividend Value Fund.

70

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

3. TRANSACTIONS WITH AFFILIATES
Advisory Agreement
Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.
The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.07%, 0.63% and 1.25%, respectively, of average daily net assets. This Expense Limitation Agreement remains in effect until at least November 1, 2014 for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund and until at least February 1, 2015 for Hussman Strategic Dividend Value Fund. During the year ended June 30, 2014, the Adviser reduced its advisory fees by $666,017, $733,334 and $236,279 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund, respectively.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund's, Hussman Strategic Total Return Fund's and Hussman Strategic Dividend Value Fund's expenses exceeding the annual limitations of 1.07%, 0.63% and 1.25%, respectively, and provided further that the fee reductions or expenses which are the subject to the repayment were waived or incurred (as applicable) within three years of such repayment. As of June 30, 2014, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund is $1,027,382, $960,421 and $604,954, respectively. The Adviser may recoup a portion of these amounts no later than the dates as stated below:
	June 30, 2015	June 30, 2016	June 30, 2017
Hussman Strategic Growth Fund	$—	$361,365	$666,017
Hussman Strategic Total Return Fund	$—	$227,087	$733,334
Hussman Strategic Dividend Value Fund	$101,079	$267,596	$236,279

Certain officers of the Trust are also officers of the Adviser.
Other Service Providers
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.
For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2014, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $657,775, $383,010, $40,144 and $10,763, respectively, to financial intermediaries for such services.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Trustee Compensation
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Effective January 1, 2014, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly, a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2014, each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.
4. DERIVATIVES TRANSACTIONS
Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2014 were as follows:
Hussman Strategic Growth Fund
	Option Contracts	Option Premiums
Options outstanding at beginning of year	12,800	$789,114,877
Options written	65,600	4,958,534,297
Options cancelled in a closing purchase transaction	(72,575)	(5,227,544,227)
Options outstanding at end of year	5,825	$520,104,947

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic International Fund
	Option Contracts	Option Premiums
Options outstanding at beginning of year	100	$4,709,866
Options written	355	23,158,550
Options cancelled in a closing purchase transaction	(370)	(21,390,680)
Options outstanding at end of year	85	$6,477,736

Hussman Strategic Dividend Value Fund
	Option Contracts	Option Premiums
Options outstanding at beginning of year	44	$1,473,941
Options written	231	11,734,441
Options cancelled in a closing purchase transaction	(251)	(11,691,134)
Options outstanding at end of year	24	$1,517,248

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:
Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2014	Average Monthly Notional Amount During Year Ended June 30, 2014
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$17,048,700	$—	$1,126,507,968	$1,459,843,306
Index call options written	Written call options, at value	—	(551,370,250)	(1,126,507,968)	1,459,843,306

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2014	Average Monthly Notional Amount During Year Ended June 30, 2014
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$1,020	$—	$16,661,955	$16,210,538
Index call options written	Written call options, at value	—	(6,814,195)	(16,661,955)	16,210,538
Futures contracts purchased	Variation margin receivable (payable)	677,925	—	7,977,500	11,734,979
Futures contracts sold short	Variation margin receivable (payable)	1,717,705	—	(60,410,593)	53,424,544

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2014	Average Monthly Notional Amount During Year Ended June 30, 2014
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$480	$—	$4,704,552	$9,272,478
Index call options written	Written call options, at value	—	(1,612,200)	(4,704,552)	9,272,478

Transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2014 are recorded in the following locations in the Statements of Operations:

75

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(155,417,366)	Net change in unrealized appreciation (depreciation) on option contracts	$(5,787,531)
Index call options purchased	Net realized gains (losses) from option contracts	(8,589,043)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(302,733,553)	Net change in unrealized appreciation (depreciation) on option contracts	(57,800,180)

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(32,540)	Net change in unrealized appreciation (depreciation) on option contracts	$2,415
Index call options written	Net realized gains (losses) from option contracts	(2,984,139)	Net change in unrealized appreciation (depreciation) on option contracts	(554,325)
Futures contracts purchased	Net realized gains (losses) from futures contracts	(208,471)	Net change in unrealized appreciation (depreciation) on futures contracts	(395,346)
Futures contracts sold short	Net realized gains (losses) from futures contracts	(10,069,375)	Net change in unrealized appreciation (depreciation) on futures contracts	(403,155)

76

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(54,451)	Net change in unrealized appreciation (depreciation) on option contracts	$3,950
Index call options written	Net realized gains (losses) from option contracts	(1,809,027)	Net change in unrealized appreciation (depreciation) on option contracts	(153,457)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2014.
In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within such years. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.
In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure it has to a specific counterparty with any collateral it received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral securities and securities collateral on a counterparty basis. As of June 30, 2014, the offsetting of financial assets and derivatives assets as of June 30, 2014 is as follows:

77

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic International Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$2,449,435	$—	$2,449,435	$—	$2,449,435
Total subject to a master netting or similar arrangement	$2,449,435	$—	$2,449,435	$—	$2,449,435

Offsetting of financial liabilities and derivative liabilities as of June 30, 2014 is as follows:
Hussman Strategic Growth Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$551,370,250	$—	$551,370,250	$—	$551,370,250
Total subject to a master netting or similar arrangement	$551,370,250	$—	$551,370,250	$—	$551,370,250

78

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic International Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$6,814,195	$—	$6,814,195	$—	$6,814,195
Variation margin payable - futures contracts	53,805	—	53,805	(53,805)	—
Total subject to a master netting or similar arrangement	$6,868,000	$—	$6,868,000	$(53,805)	$6,814,195

*	The actual cash collateral pledged may be in excess of the amount shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Hussman Strategic Dividend Value Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$1,612,200	$—	$1,612,200	$—	$1,612,200
Total subject to a master netting or similar arrangement	$1,612,200	$—	$1,612,200	$—	$1,612,200

79

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

5. CERTAIN INVESTMENTS AND RISKS
The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds' Prospectuses. Among these risks are those associated with investments in shares of money market mutual funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.
Risks of Derivative Instruments – The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other derivative instruments used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with such instruments, which may increase its expenses and reduce its investment performance.
Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of June 30, 2014, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 46.4% and 26.4%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 32.6% and 18.5%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

80

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund's net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund's portfolio could be adversely affected. As of June 30, 2014, Hussman Strategic Growth Fund had 32.2% of the value of its net assets invested in stocks within the Information Technology sector.
Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor's ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.
6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline

81

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of June 30, 2014, Hussman Strategic International Fund did not have any forward currency exchange contracts outstanding.
7. BANK LINE OF CREDIT
Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2014, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.
8. CONTINGENCIES AND COMMITMENTS
The Trust's officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.
9. LEGAL PROCEEDINGS
Several lawsuits have been filed relating to Hussman Strategic Growth Fund's investment in Tribune Company common stock in connection with Tribune Company's Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund, and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S.

82

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company's plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund, and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys' fees and expenses.
An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions have appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. Briefing on the appeal and the cross-appeal was completed on April 25, 2014. Oral argument has been set for November 5, 2014.
On August 2, 2013, with the District Court's permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 2, 2014. No date for oral argument has been set.
The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund, or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund's net asset value per share. The adverse impact to

83

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2014

Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of June 30, 2014, approximately 2.6% of the Fund's net assets), plus interest.
10. SUBSEQUENT EVENTS
The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

84

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
 Hussman Investment Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust, comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund, (collectively the "Funds"), as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund of Hussman Investment Trust as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
 August 27, 2014

85

Hussman Investment Trust About Your Funds' Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2014 - June 30, 2014).
The table on the following page illustrates each Fund's ongoing costs in two ways:
Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."
Hypothetical 5% return – This section is intended to help you compare each Fund's ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.
Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

86

Hussman Investment Trust About Your Funds' Expenses (Unaudited) (continued)

More information about each Fund's expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.
Hussman Strategic Growth Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$984.80	$5.27
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,019.49	$5.36

*	Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic Total Return Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,067.60	$3.23
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,021.67	$3.16

*	Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of 0.63% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic International Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,018.50	$7.16
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,017.70	$7.15

*	Expenses are equal to Hussman Strategic International Fund's annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

87

Hussman Investment Trust About Your Funds' Expenses (Unaudited) (continued)

Hussman Strategic Dividend Value Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,001.90	$6.20
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to Hussman Strategic Dividend Value Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

88

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:
Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	51	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	63	Trustee	Since June 2000
Nelson F. Freeburg, Jr.	9320 Grove Park Cove Germantown, TN 38139	62	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	67	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	57	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	52	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	57	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:
John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.
David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).
Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication).

89

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser). He is also a Director of Susa Registered Fund, L.L.C. (a registered investment company). Prior to January 2012, he was Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd.
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.
Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI") of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2014. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund intend to designate up to a maximum amount of $14,172,416, $9,021,030, $747,075 and $235,304, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2014, 99%, 12% and 100%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund qualified for the dividends received deduction for corporations.
As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

90

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.
The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

91

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held in person on June 16, 2014, the Board of Trustees of Hussman Investment Trust, including the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Trust (the "Independent Trustees") voting separately, reviewed and unanimously approved the continuance of each Fund's Investment Advisory Agreement (the "Advisory Agreements") with the Adviser for an additional annual period.
In determining whether to approve the continuances of the Advisory Agreements, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether the fee level for each Fund reflects any such economies of scale for the benefit of that Fund's shareholders. They reviewed the background, qualifications, education and experience of the Adviser's investment professionals and support personnel. They also discussed and considered the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds, the Adviser's compliance program, the Adviser's role in coordinating and supervising all services provided to the Trust, and indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and also met separately with their counsel.
The Adviser provided the Board with extensive information to assist the Independent Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund on July 24, 2000 through April 30, 2014, the Fund generated an average annual total return of 3.86%, compared with average annual total returns of 3.83% and 7.28% for the S&P 500 Index and the Russell 2000 Index, respectively. Based upon their review, the Independent Trustees found that, since inception, Hussman Strategic Growth Fund's hedging strategies have been successful in substantially reducing volatility as compared to relevant securities indices with substantially less downside

92

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

risk than a passive investment approach. The Independent Trustees further found that the Adviser's stock selection with respect to Hussman Strategic Growth Fund has been acceptable, and that more recent periods of underperformance are largely attributable to the Fund's use of hedging techniques and its alternative investment approach, which is not intended to track general market movements. In considering the Fund's investment performance for more recent periods, the Independent Trustees took into account that the recent financial crisis resulted in market outcomes that were significantly outside the scope of the post-war data on which the Adviser's investment models were based prior to 2008, and that, while Hussman Strategic Growth Fund performed well relative to its benchmark during the crisis, the Adviser has subsequently made significant changes to its models and analytics to accommodate a broader set of historical data and thus, enhance its analysis of potential outcomes and risks that might be confronted in the future. The Independent Trustees noted that the Adviser has also implemented additional restrictions in its hedging approach with the goals of improving the selectivity of its use of hedging and reducing the cost of hedging in generally unfavorable, but still-advancing, market conditions. The Independent Trustees also noted that, despite periods of underperformance in the Fund's holdings since 2010 related to the tendency of the market to collect securities into "risk on" and "risk off" groupings, the Adviser's stock selection approach has significantly outperformed the S&P 500 Index over the long term.
In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund's average annual total return of 5.27% from inception on September 12, 2002 through April 30, 2014 compared favorably to the 4.72% average annual total return of the Barclays U.S. Aggregate Bond Index during the same period. The Independent Trustees noted that the primary driver of Hussman Strategic Total Return Fund's underperformance over shorter recent periods (3 years and 5 years) was its exposure to gold stocks which, while generally modest, caused a significant drag on performance due to a severe drop in the price of gold and prices of gold stocks.
With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund's average annual total return of 0.59% from inception on December 31, 2009 through April 30, 2014 lagged the 7.94% average annual total return of the MSCI Europe, Australasia, Far East ("EAFE") Index during the same period. In their consideration of Hussman Strategic International Fund's performance, the Independent Trustees noted that since its inception the Fund has maintained a defensive position in which it has been substantially fully hedged against the impact of general market fluctuations. They noted that the Fund has experienced significantly less downside risk than a passive investment approach, but also noted

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that the Fund has not been in existence for a full market cycle (a bear market and an ensuing bull market), making it difficult to evaluate the Fund's investment performance relative to its investment objective.
With respect to Hussman Strategic Dividend Value Fund, the Independent Trustees took note of the fact that the Fund's average annual total return of 3.51% from inception on February 6, 2012 through April 30, 2014 lagged the 18.90% average annual total return of the S&P 500 Index during the same period. In their consideration of Hussman Strategic Dividend Value Fund's performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with 50% of the Fund's stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach. Similar to Hussman Strategic International Fund, the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle relative to its investment objective.
In evaluating the advisory fees and expense ratios of the Funds, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based both on fund size and investment style. They took note of the fact that the effective advisory fee rates and total expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for peer group funds. The Independent Trustees also took note of the fact that, from time to time since each such Fund's inception, its effective advisory fee rate, and as a result its expense ratio, have been reduced through the introduction of advisory fee breakpoints that have allowed the Funds to participate in economies of scale in the Adviser's costs of providing services to Funds. In this regard, the Independent Trustees concluded that no additional breakpoints were currently warranted because Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund each experienced a decline in assets during the past year and because the Adviser has contractually agreed, until at least November 1, 2014, to reduce its advisory fees or to absorb operating expenses of these Funds to the extent necessary to limit ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund to the annual rates of 1.07% and 0.63%, respectively, of average daily net assets.
The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund and noted that the advisory fees and total operating expenses of those Funds are higher than many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that this is attributable, in part,

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to the small size of those Funds. They also took cognizance of the agreement of the Adviser to reduce its fees and reimburse other operating expenses for the first three years of operations to the extent necessary to limit ordinary operating expenses of these Funds to the annual rates of 2.00% of average daily net assets for Hussman Strategic International Fund and 1.25% of average net assets for Hussman Strategic Dividend Value Fund. In addition, the Adviser agreed in 2013 to new advisory fee schedules which resulted in an immediate reduction in the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund of 0.05% and 0.10%, respectively, at their current asset levels. It was the consensus of the Independent Trustees that these new advisory fee schedules allow shareholders of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund to participate in economies of scale associated with potential future growth of their assets.
The Independent Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser's revenues and expenses with respect to the Funds for the year ended December 31, 2013 and for the quarter ended March 31, 2014, and an analysis of the Adviser's profitability with respect to each Fund covering the years 2011, 2012 and 2013 (other than Hussman Strategic Dividend Value Fund, which commenced operations on February 6, 2012 but did not begin to pay fees to the Adviser until 2013). They noted that the Adviser has voluntarily absorbed expenses that have reduced the Adviser's profitability since March 2013, pursuant to expense limitation agreements with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. They concluded that the Adviser has realized significant profits from its advisory relationships with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, and that its profit margins associated with providing services to these Funds and to Hussman Strategic International Fund are significant, but that the Adviser's profitability with respect to each of these Funds was not excessive when viewed in light of the quality and scope of services provided by the Adviser (which, in the cases of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, have been provided over a period of many years) and the long-term investment performance and risk profiles of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund over complete market cycles. In reaching these conclusions, the Independent Trustees recognized the broad and unique skill set and talent of the Adviser that is of significant value to the Funds and has enabled the Adviser to pursue and to adhere to the Funds' well-defined and disciplined investment programs which has been a primary attraction of the Funds to investors. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

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The Independent Trustees further concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in pursuing their stated objectives over the long term, the measures taken by the Adviser to address unusual economic circumstances, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) the nature of the services required by the Funds are broader and more sophisticated than those required by most mutual funds because of the nature of the Funds' investment programs, which involve extensive use of risk-management techniques; (iii) the Adviser has achieved a strong long-term record of stock selection and, excluding the impact of hedging, this component of the Adviser's overall investment strategy has achieved substantially greater performance and lower volatility than passive benchmarks; (iv) challenges in the Adviser's hedging approach have reduced returns in the period since 2009, which appears related to the Adviser's fiduciary decision to implement changes in its models and analytics, to increase the robustness of its investment approach by considering Depression-era data and outcomes, and to adapt to the unusual persistence of speculative conditions that have previously been followed by substantial market losses; (v) based on historical testing conducted by the Adviser, the changes made to its investment approach since 2009 appear likely to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser's hedging strategies exhibited in the years prior to 2009; (vi) the Adviser has taken various actions intended to address the factors contributing to reduced hedging performance since 2009 and help assure that recent unusual challenges are contained to the recent market cycle; (vii) the effective advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based upon current asset levels, compares favorably to the average advisory fees for other "long-short" funds, as categorized by Morningstar and, when compared to hedge funds offering similar investment programs, Hussman Strategic Growth Fund is much less expensive; (viii) the effective advisory fee rate of 0.50% for Hussman Strategic Total Return Fund, based upon current asset levels, compares favorably to the average advisory fees of other funds of similar size investing in similar securities; (ix) although the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund currently are higher than the effective advisory fee rates of many other mutual funds within their respective peer groups, the investment strategies of these Funds incorporate risk management and hedging techniques that are not typically employed by their peers, and the fee schedules for such Funds contain breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Funds; (x) the scope of services provided by the Adviser (which are broader than the norm), the quality of those services, and

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the Adviser's staffing and analytic capabilities, support the appropriateness of the advisory fees payable by the Funds; (xi) each Fund has the opportunity to participate in economies of scale of expenses under its advisory fee structure as its assets grow, and Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund currently realize further benefits through expense caps that have been agreed to by the Adviser; (xii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as "long-short" funds, and the total expense ratio for Hussman Strategic Total Return Fund is considerably less than the average expense ratio of "tactical allocation" funds tracked by Morningstar; (xiii) although the total expense ratios of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are higher than the expense ratios of many other mutual funds within their respective peer groups, the Adviser's agreements to limit the total ordinary operating expenses of those Funds through fee reductions and expense reimbursements has enabled these Funds to maintain competitive expense ratios (within the range of expense ratios of their peer group funds); (xiv) the Adviser does not derive any material indirect benefits from its relationship with the Funds and does not derive any economic benefit in connection with transactions in shares of the Funds; and (xv) the Adviser adheres to a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and increasing the investment returns of the Funds.
No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Advisory Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
 Ellicott City, Maryland 21042

www.hussmanfunds.com
 1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS
US Bank NA
425 Walnut Street
 Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
 Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
 New York, New York 10022

This Annual Report is authorized for
distribution only if accompanied or preceded
 by a current Prospectus of the Funds.

Item 2.	Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.
Item 3.	Audit Committee Financial Expert.
The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.
Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $128,300 and $124,600 with respect to the registrant's fiscal years ended June 30, 2014 and 2013, respectively.
(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $21,800 and $21,200 with respect to the registrant's fiscal years ended June 30, 2014 and 2013, respectively. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions and cash reconciliations ($14,800 and $14,400 with respect to the 2014 and 2013 fiscal years, respectively) and review of the registrant's semi-annual report ($7,000 and $6,800 with respect to the 2014 and 2013 fiscal years, respectively).

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $41,700 and $34,800 with respect to the registrant's fiscal years ended June 30, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns and a subscription to the PFIC Analyzer (a database used to determine whether foreign equity securities are passive foreign investment companies).
(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:
•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000
•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000
•	All additional tax services provided to the registrant in the aggregate – $6,000
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)	During the fiscal years ended June 30, 2014 and 2013, aggregate non-audit fees of $63,500 and $56,000, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
Item 5.	Audit Committee of Listed Registrants.
Not applicable
Item 6.	Investments.
(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable
Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable
Item 10.	Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.
Item 11.	Controls and Procedures.
(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.	Exhibits.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable
(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto
Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Hussman Investment Trust
By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 29, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 29, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	August 29, 2014
* Print the name and title of each signing officer under his or her signature.